STATEMENT OF ADDITIONAL INFORMATION

MAY 1, 2008

CREDIT SUISSE INSTITUTIONAL MONEY MARKET FUND, INC.

Prime Portfolio

Government Portfolio

This Statement of Additional Information provides information about the Credit Suisse Institutional Money Market Fund, Inc. (the “Fund”), relating to Class A, Class B and Class C shares of the Prime Portfolio and the Government Portfolio (each a “Portfolio”) that supplements information that is contained in the prospectuses for the Prime Portfolio and Government Portfolio dated May 1, 2008, as each may be amended from time to time (the prospectuses for the Prime Portfolio and the prospectuses for the Government Portfolio are each referred to as a “Prospectus,” and, collectively, the “Prospectuses”) and is incorporated by reference in its entirety into the Prospectuses.

The Fund’s audited Annual Report for Class A, Class B and Class C shares of the Portfolios, dated December 31, 2007, which either accompanies this Statement of Additional Information or has previously been provided to the investor to whom this Statement of Additional Information is being sent, is incorporated herein by reference.

This Statement of Additional Information is not a prospectus and should be read in conjunction with the applicable Prospectus.  Copies of the Prospectuses and the Annual Report can be obtained by writing or telephoning:

Credit Suisse Institutional Funds
P.O. Box 55030
Boston, MA 02205-5030

800-222-8977

APPENDIX A – DESCRIPTION OF COMMERCIAL PAPER RATINGS	A-1

APPENDIX B – PROXY VOTING POLICY AND PROCEDURES	B-1

APPENDIX C – SPECIAL FEE ARRANGEMENTS	C-1

INVESTMENT OBJECTIVES

The following information supplements the discussion of each Portfolio’s investment objective and policies in the Prospectuses.

The investment objective of each Portfolio is to provide investors with high current income consistent with liquidity and stability of principal.  Each Portfolio’s investment objective may be changed by the Board of Directors (the “Board”) without shareholder approval.

Under normal market conditions, the Government Portfolio will invest at least 80% of its net assets, plus any borrowings for investment purposes, in U.S. government securities.  The Government Portfolio’s 80% investment policy may be changed by the Board of the Fund upon 60 days’ notice to shareholders.

Unless otherwise indicated, each Portfolio is permitted, but not obligated, to engage in the following investment strategies, subject to any percentage limitations set forth below.

The Portfolios do not represent that these techniques are available now or will be available at any time in the future.

GENERAL

Price and Portfolio Maturity.  Each Portfolio invests only in securities that are purchased with and payable in U.S. dollars and that have (or, pursuant to regulations adopted by the Securities and Exchange Commission (the “SEC”), are deemed to have) remaining maturities of 397 calendar days or less at the date of purchase by a Portfolio.  For this purpose, variable rate master demand notes (as described below), which are payable on demand, or, under certain conditions, at specified periodic intervals not exceeding 397 calendar days, and in either case on not more than 30 days’ notice, will be deemed to have remaining maturities of 397 calendar days or less.  Each Portfolio maintains a dollar-weighted average portfolio maturity of 90 days or less.  Each Portfolio follows these policies to maintain a constant net asset value of $1.00 per share, although there is no assurance that it can do so on a continuing basis.

Portfolio Quality and Diversification.  Each Portfolio will limit its investments to securities that its Board determines present minimal credit risks and which are “Eligible Securities” at the time of acquisition by the Portfolio.  The term Eligible Securities includes securities rated by “Requisite NRSROs” in one of the two highest short-term rating categories, securities of issuers that have received such ratings with respect to other short-term debt securities and comparable unrated securities.  “Requisite NRSROs” means (i) any two nationally recognized statistical rating organizations (“NRSROs”) that have issued a rating with respect to a security or class of debt obligations of an issuer, or (ii) one NRSRO, if only one NRSRO has issued a rating with respect to such security or issuer at the time that a Portfolio acquires the security.  Each Portfolio may purchase securities that are unrated at the time of purchase that Credit Suisse Asset Management, LLC, the Portfolios’ investment adviser (“Credit Suisse” or the “Adviser”) deems to be of comparable quality to rated securities that the Portfolio may purchase.  The NRSROs currently designated as such by the SEC include Standard & Poor’s, a Division of The McGraw-Hill Companies, Inc. (“S&P”), Moody’s Investors Service (“Moody’s”) and Fitch,

Inc. (“Fitch”).  A discussion of the ratings categories of S&P, Moody’s and Fitch is contained in Appendix A to this Statement of Additional Information.

Each Portfolio is subject to certain credit quality, maturity and diversification requirements under Rule 2a-7 under the Investment Company Act of 1940, as amended (the “1940 Act”), as operating policies.  Under these policies, there are two tiers of Eligible Securities, first and second tier, based on their ratings by NRSROs or, if the securities are unrated, on determinations by the Adviser.  These policies generally restrict each Portfolio from investing more than 5% of its assets in second tier securities and limit to 5% of assets the portion that may be invested in any one issuer.  In accordance with Rule 2a-7, each Portfolio may invest up to 25% of its assets in the first tier securities of a single issuer for a period of up to three days.

INVESTMENT POLICIES

Debt Securities.  The Prime Portfolio may invest in commercial paper and notes of other corporate issuers, including variable-rate master demand notes and other variable-rate obligations.

Mortgage-Backed Securities.  The Prime Portfolio may invest in U.S. dollar-denominated mortgage-backed securities (“MBS”) sponsored by U.S. and foreign issuers as well as non-governmental issuers that meet the Portfolio’s quality and maturity standards. The Government Portfolio may invest in MBS that are issued by U.S. government agencies or instrumentalities. Non-government issued MBS may offer higher yields than those issued by government entities, but may be subject to greater price fluctuations.  MBS represent direct or indirect participations in, or are secured by and payable from, mortgage loans secured by real property.  The mortgages backing these securities include, among other mortgage instruments, conventional 30-year fixed-rate mortgages, 15-year fixed-rate mortgages, graduated payment mortgages and adjustable rate mortgages.  Although there may be government or private guarantees on the payment of interest and principal of these securities, the guarantees do not extend to the securities’ yield or value, which are likely to vary inversely with fluctuations in interest rates, nor do the guarantees extend to the yield or value of a Portfolio’s shares.  These securities generally are “pass-through” instruments, through which the holders receive a share of all interest and principal payments from the mortgages underlying the securities, net of certain fees.  Some MBS, such as collateralized mortgage obligations, make payments of both principal and interest at a variety of intervals; others make semiannual interest payments at a predetermined rate and repay principal at maturity (like a typical bond).

Yields on pass-through securities are typically quoted by investment dealers and vendors based on the maturity of the underlying instruments and the associated average life assumption.  The average life of pass-through pools varies with the maturities of the underlying mortgage loans.  A pool’s term may be shortened by unscheduled or early payments of principal on the underlying mortgages.  The occurrence of mortgage prepayments is affected by various factors, including the level of interest rates, general economic conditions, the location, scheduled maturity and age of the mortgage and other social and demographic conditions.  Because prepayment rates of individual pools vary widely, it is not possible to predict accurately the average life of a particular pool.  At present, mortgage pools, particularly those with loans with other maturities or different characteristics, are priced on an assumption of average life determined for each pool.  In periods of falling interest rates, the rate of prepayment tends to increase, thereby shortening the actual average life of a pool of MBS.  Conversely, in periods of rising rates the rate of prepayment tends to decrease, thereby lengthening the actual average life of the pool.  However, these effects may not be present, or may differ in degree, if the mortgage loans in the pools have adjustable interest rates or other special payment terms, such as a prepayment charge.  Actual prepayment experience may cause the yield of MBS to differ from the assumed average life yield.  Reinvestment of prepayments may occur at higher or lower interest rates than the original investment, thus affecting each Portfolio’s yield.

The rate of interest on MBS is lower than the interest rates paid on the mortgages included in the underlying pool due to the annual fees paid to the servicer of the mortgage pool for passing through monthly payments to certificate holders and to any guarantor, such as Government National Mortgage Association (“GNMA”), and due to any yield retained by the issuer.  Actual yield to the holder may vary from the coupon rate, even if adjustable, if the MBS are purchased or traded in the secondary market at a premium or discount.  In addition, there is normally some delay between the time the issuer receives mortgage payments from the servicer and the time the issuer makes the payments on the MBS, and this delay reduces the effective yield to the holder of such securities.

Asset-Backed Securities.  The Prime Portfolio may invest in asset-backed securities (“ABS”) that meet the Portfolio’s quality and maturity standards.  ABS, which represent participations in, or are secured by and payable from, pools of consumer loans on assets such as motor vehicle installment sales, installment loan contracts, leases of various types of real and personal property and receivables from revolving credit (credit card) agreements.  Such assets are securitized through the use of trusts and special purpose corporations.  Payments or distributions of principal and interest ultimately depend on payments in respect of the underlying loans by individuals and may be guaranteed up to certain amounts and for a certain time period by a letter of credit or a pool insurance policy issued by a financial institution unaffiliated with the trust or corporation.

ABS present certain risks that are not presented by other securities in which the Prime Portfolio may invest.  Automobile receivables generally are secured by automobiles.  Most issuers of automobile receivables permit the loan servicers to retain possession of the underlying obligations.  If the servicer were to sell these obligations to another party, there is a risk that the purchaser would acquire an interest superior to that of the holders of the ABS.  In addition, because of the large number of vehicles involved in a typical issuance and technical requirements under state laws, the trustee for the holders of the automobile receivables may not have a proper security interest in the underlying automobiles.  Therefore, there is the possibility that recoveries on repossessed collateral may not, in some cases, be available to support payments on these securities.  Credit card receivables are generally unsecured, and the debtors are entitled to the protection of a number of state and federal consumer credit laws, many of which give such debtors the right to set off certain amounts owed on the credit cards, thereby reducing the balance due.  In addition, there is no assurance that the security interest in the collateral can be realized.

Recent Market Events.  The fixed-income markets are experiencing a period of extreme volatility which has negatively impacted market liquidity conditions. Initially, the concerns on the part of market participants were focused on the subprime segment of the MBS market. However, these concerns have since expanded to include a broad range of mortgage- and asset-backed and other fixed-income securities, including those rated investment grade, the U.S. and international credit and interbank money markets generally, and a wide range of financial institutions and markets, asset classes and sectors. As a result, fixed-income instruments are experiencing liquidity issues, increased price volatility, credit downgrades, and increased likelihood of default. Securities that are less liquid are more difficult to value and may be hard to dispose of. During times of market turmoil, investors tend to look to the safety of securities issued or backed by the U.S. Treasury, causing the prices of these securities to rise, and the yield to decline. These events and the continuing market upheavals may have an adverse effect on the Portfolios.

The Portfolios may invest in MBS, including, for the Prime Portfolio, those that are issued by private issuers, and therefore may have some exposure to subprime loans as well as to the mortgage and credit markets generally. Private issuers include commercial banks, savings associations, mortgage companies, investment banking firms, finance companies and special purpose finance entities (called special purpose vehicles or SPVs) and other entities that acquire and package mortgage loans for resale as MBS. Unlike MBS issued or guaranteed by the U.S. government or one of its sponsored entities, MBS issued by private issuers do not have a government or government-sponsored entity guarantee, but may have credit enhancement provided by external entities such as banks or financial institutions or achieved through the structuring of the transaction itself. Examples of such credit support arising out of the structure of the transaction include the issue of senior and subordinated securities (e.g., the issuance of securities by an SPV in multiple classes or “tranches,” with one or more classes being senior to other subordinated classes as to the payment of principal and interest, with the result that defaults on the underlying mortgage loans are borne first by the holders of the subordinated class); creation of “reserve funds” (in which case cash or investments, sometimes funded from a portion of the payments on the underlying mortgage loans, are held in reserve against future losses); and “overcollateralization” (in which case the scheduled payments on, or the principal amount of, the underlying mortgage loans exceed that required to make payment of the securities and pay any servicing or other fees). However, there can be no guarantee that credit enhancements, if any, will be sufficient to prevent losses in the event of defaults on the underlying mortgage loans.

In addition, MBS that are issued by private issuers are not subject to the underwriting requirements for the underlying mortgages that are applicable to those MBS that have a government or government-sponsored entity guarantee. As a result, the mortgage loans underlying private MBS may, and frequently do, have less favorable collateral, credit risk or other underwriting characteristics than government or government-sponsored MBS and have wider variances in a number of terms including interest rate, term, size, purpose and borrower characteristics. Privately issued pools more frequently include second mortgages, high loan-to-value mortgages and manufactured housing loans. The coupon rates and maturities of the underlying mortgage loans in a private-label MBS pool may vary to a greater extent than those included in a government guaranteed pool, and the pool may include subprime mortgage loans. Subprime loans refer to loans made to borrowers with weakened credit histories or with a lower capacity to make timely payments on their loans. For these reasons, the loans underlying these securities have had in many cases higher default rates than those loans that meet government underwriting requirements.

The risk of non-payment is greater for MBS that are backed by mortgage pools that contain subprime loans, but a level of risk exists for all loans. Market factors adversely affecting mortgage loan repayments may include a general economic turndown, high unemployment, a general slowdown in the real estate market, a drop in the market prices of real estate, or an increase in interest rates resulting in higher mortgage payments by holders of adjustable rate mortgages.

Privately issued MBS are not traded on an exchange and there may be a limited market for the securities, especially when there is a perceived weakness in the mortgage and real estate market sectors. Without an active trading market, MBS held in the Prime Portfolio’s portfolio may be particularly difficult to value because of the complexities involved in assessing the value of the underlying mortgage loans.

The Prime Portfolio may also purchase ABS that have many of the same characteristics and risks as the MBS described above, except that ABS may be backed by non-real-estate loans, leases or receivables such as auto, credit card or home equity loans.

The Prime Portfolio may purchase commercial paper, including asset-backed commercial paper (“ABCP”) that is issued by structured investment vehicles or other conduits. These conduits may be sponsored by mortgage companies, investment banking firms, finance companies, hedge funds, private equity firms and special purpose finance entities. ABCP typically refers to a debt security with an original term to maturity of up to 270 days, the payment of which is supported by cash flows from underlying assets, or one or more liquidity or credit support providers, or both. Assets backing ABCP, which may be included in revolving pools of assets with large numbers of obligors, include credit card, car loan and other consumer receivables and home or commercial mortgages, including subprime mortgages. The repayment of ABCP issued by a conduit depends primarily on the cash collections received from the conduit’s underlying asset portfolio and the conduit’s ability to issue new ABCP. Therefore, there could be losses to the Prime Portfolio if it invests in ABCP in the event of credit or market value deterioration in the conduit’s underlying portfolio, mismatches in the timing of the cash flows of the underlying asset interests and the repayment obligations of maturing ABCP, or the conduit’s inability to issue new ABCP. To protect investors from these risks, ABCP programs may be structured with various protections, such as credit enhancement, liquidity support, and commercial paper stop-issuance and wind-down triggers. However there can be no guarantee that these protections will be sufficient to prevent losses to investors in ABCP.

Bank Obligations.  The Prime Portfolio may purchase bank obligations, including United States dollar-denominated instruments issued or supported by the credit of the United States or foreign banks or savings institutions having total assets at the time of purchase in excess of $1 billion.  While the Prime Portfolio will invest in obligations of U.S. branches of foreign banks or foreign branches of U.S. banks only if the Adviser deems the instrument to present minimal credit risks, such investments may nevertheless entail risks that are different from those of investments in domestic obligations of U.S. banks due to differences in political, regulatory and economic systems and conditions.  Such risks include future political and economic developments, the possible imposition of withholding taxes on interest income, possible establishment of exchange controls or the adoption of other foreign governmental restrictions which might adversely affect the payment of principal and interest on such obligations.  The Prime Portfolio may also make interest-bearing savings deposits in commercial and savings banks.

Variable Rate Master Demand Notes.  Each Portfolio may purchase variable rate master demand notes, which are unsecured instruments that permit the indebtedness thereunder to vary and provide for periodic adjustments in the interest rate.  Although the notes are not normally traded and there may be no secondary market in the notes, each Portfolio may demand payment of principal and accrued interest at any time and may resell the note at any time to a third party.  In the event an issuer of a variable rate master demand note defaulted on its payment obligation, a Portfolio might be unable to dispose of the note because of the absence of a secondary market and might, for this or other reasons, suffer a loss to the extent of the default.

Variable rate master demand notes held by each Portfolio may have maturities of more than 13 months, provided:  (i) the Portfolio is entitled to payment of principal and accrued interest upon not more than seven days’ notice and (ii) the rate of interest on such notes is adjusted automatically at periodic intervals which may extend up to 13 months.  In determining a Portfolio’s average weighted portfolio maturity and whether a variable rate master demand note has a remaining maturity of 13 months or less, each note will be deemed by the Portfolio to have a maturity equal to the longer of the period remaining until its next interest rate adjustment or the period remaining until the principal amount owed can be recovered through demand.  In determining whether an unrated variable rate master demand note is of comparable quality at the time of purchase to instruments rated “high quality” by any NRSRO or when purchasing variable rate master demand notes, the Adviser will consider the earning power, cash flow and other liquidity ratios of the issuer of the note and will continuously monitor its financial condition.  In addition, when necessary to ensure that a note is of “high quality,” the Portfolio will require that the issuer’s obligation to pay the principal of the note be backed by an unconditional bank letter of line of credit, guarantee or commitment to lend.

In the event an issuer of a variable rate master demand note defaults on its payment obligation, a Portfolio might be unable to dispose of the note because of the absence of a secondary market and might, for this or other reasons, suffer a loss to the extent of the default.  However, each Portfolio will invest in such instruments only where the Adviser believes that the risk of such loss is minimal.  In determining average weighted portfolio maturity, a variable rate master demand note will be deemed to have a maturity equal to the longer of the period remaining to the next interest rate adjustment or the demand note period.

U.S. Government Securities.  The obligations issued or guaranteed by the U.S. government in which the Portfolios may invest include direct obligations of the U.S. Treasury and obligations issued by U.S. government agencies and instrumentalities.  Included among direct obligations of the United States are Treasury bills, Treasury notes and Treasury bonds, which differ in terms of their interest rates, maturities and dates of issuance.  Treasury bills have maturities of less than one year, Treasury notes have maturities of one to 10 years and Treasury bonds generally have maturities of greater than 10 years at the date of issuance.  Included among the obligations issued by agencies and instrumentalities of the United States are instruments that are supported by the full faith and credit of the United States (such as certificates issued by GNMA); instruments that are supported by the right of the issuer to borrow from the U.S. Treasury (such as securities of Federal Home Loan Banks); and instruments that are supported by the credit of the instrumentality (such as Federal National Mortgage Association (“FNMA”) and Federal Home Loan Mortgage Corporation (“FHLMC”) bonds)).

Other U.S. government securities in which the Portfolios may invest include securities issued or guaranteed by the Federal Housing Administration, Farmers Home Loan Administration, Export-Import Bank of the United States, Small Business Administration, General Services Administration, Central Bank for Cooperatives, Federal Farm Credit Banks, Federal Intermediate Credit Banks, Federal Land Banks, Maritime Administration, Tennessee Valley Authority, District of Columbia Armory Board and Student Loan Marketing Association.  Because the U.S. government is not obligated by law to provide support to an instrumentality it sponsors, a Portfolio will invest in obligations issued by such an instrumentality only if its

Adviser determines that the credit risk with respect to the instrumentality does not make its securities unsuitable for investment by the Portfolios.  The Government Portfolio will invest at least 80% of its net assets in U.S. Government Securities.

When-Issued Securities.  Each Portfolio may purchase securities on a “when-issued” basis (i.e., for delivery beyond the normal settlement date at a stated price and yield).  When-issued securities are securities purchased for delivery beyond the normal settlement date at a stated price and yield.  Each Portfolio will generally not pay for such securities or start earning interest on them until they are received.  Securities purchased on a when-issued basis are recorded as assets and are subject to changes in value based upon changes in the general level of interest rates.  Each Portfolio expects that commitments to purchase when-issued securities will not exceed 15% of the value of its net assets absent unusual market conditions, and that a commitment by a Portfolio to purchase when-issued securities will generally not exceed 45 days.  Each Portfolio does not intend to purchase when-issued securities for speculative purposes but only in furtherance of its investment objective.

When a Portfolio agrees to purchase when-issued securities, its custodian will set aside cash or liquid securities in a segregated account equal to the amount of the commitment.  Normally, the custodian will set aside portfolio securities to satisfy a purchase commitment, and in such a case, the Portfolio may be required subsequently to place additional assets in the segregated account in order to ensure that the value of the account remains equal to the amount of the Portfolio’s commitment.  It may be expected that a Portfolio’s net assets will fluctuate to a greater degree when it sets aside portfolio securities to cover such purchase commitments than when it sets aside cash.  Because a Portfolio will set aside cash and liquid assets to satisfy its purchase commitments in the manner described, the Portfolio’s liquidity and ability to manage its portfolio might be affected in the event its commitments to purchase when-issued securities ever exceeded 15% of the value of its assets.

When a Portfolio engages in when-issued transactions, it relies on the seller to consummate the trade.  Failure of the seller to do so may result in a Portfolio’s incurring a loss or missing an opportunity to obtain a price considered to be advantageous.

Repurchase Agreements.  The Portfolios may invest in repurchase agreement transactions with member banks of the Federal Reserve System and certain non-bank dealers. Repurchase agreements are transactions in which a Portfolio purchases securities or other obligations from a bank or securities dealer (or its affiliate) and simultaneously commits to resell them to the counterparty at an agreed-upon date or upon demand and at a price reflecting a market rate of interest unrelated to the coupon rate or maturity of the purchased obligations. Securities or other obligations subject to repurchase agreements may have maturities in excess of 13 months. A Portfolio maintains custody of the underlying obligations prior to their repurchase, either through its regular custodian or through a special “tri-party” custodian or sub-custodian that maintains separate accounts for both the Portfolio and its counterparty. Thus, the obligation of the counterparty to pay the repurchase price on the date agreed to or upon demand is, in effect, collateralized by the repurchase securities. Repurchase agreements carry certain risks not associated with direct investments in securities, including a possible decline in the market value of the underlying obligations. If their value becomes less than the repurchase price, plus any agreed-upon additional amount, the counterparty must provide additional collateral so that at all times the collateral is at least equal to the repurchase price plus any agreed-upon additional amount. The difference between the total amount to be received by a Portfolio upon repurchase of the obligations and the price that was paid by the Portfolio upon acquisition is accrued as interest and included in its net investment income. Each Portfolio may enter into repurchase agreements involving the purchase of a variety of instruments, which could include securities that are not eligible for purchase directly by the Portfolio because of their maturities, credit quality or for other reasons.  These securities could include various types of commercial paper (including asset-backed commercial paper), debt securities of varying credit quality (including higher-yielding, lower quality securities), mortgage-backed and asset-backed securities and equity securities. Repurchase agreements involving obligations other than U.S. government securities (such as commercial paper, corporate bonds and mortgage loans) may be subject to additional risks and may not have the benefit of certain protections in the event of the counterparty’s insolvency. If the seller or guarantor becomes insolvent, a Portfolio may suffer delays, costs and possible losses in connection with the disposition of collateral. If a Portfolio acquires collateral that is not eligible to be held by a money market fund, it intends to dispose of it as soon as practicable given then-current market conditions. Each Portfolio intends to enter into repurchase agreements only in transactions with counterparties believed by the Adviser to present minimum credit risks. A repurchase agreement is considered to be a loan under the 1940 Act.

Reverse Repurchase Agreements and Borrowings.  Each Portfolio may borrow funds for temporary purposes and not for leverage by agreeing to sell portfolio securities to financial institutions such as banks and broker-dealers and to repurchase them at a mutually agreed-upon date and price.  At the time a Portfolio enters into such an arrangement (a “reverse repurchase agreement”), it will place cash or liquid securities having a value equal to the repurchase price (including accrued interest) in a segregated custodial account and will subsequently monitor the account to ensure that such equivalent value is maintained.  Reverse repurchase agreements involve the risk that the market value of the securities sold by the Portfolio may decline below the repurchase price of those securities.  Reverse repurchase agreements are considered to be borrowings by a Portfolio under the 1940 Act.

Securities of Other Investment Companies.  Each Portfolio may invest in securities of other investment companies to the extent permitted under the 1940 Act or pursuant to an SEC order.  Presently, under the 1940 Act, each Portfolio may hold securities of another investment company in amounts which (i) do not exceed 3% of the total outstanding voting stock of such company, (ii) do not exceed 5% of the value of the Portfolio’s total assets and (iii) when added to all other investment company securities held by the Portfolio, do not exceed 10% of the value of the Portfolio’s total assets.  As a shareholder of another investment company, each Portfolio would bear, along with other shareholders, its pro rata portion of the other investment company’s expenses, including advisory fees.  These expenses would be in addition to the advisory and other expenses that a Portfolio bears directly in connection with its own operations.

Pursuant to Rule 12d1-1 under the 1940 Act, a Portfolio may invest without limit in an affiliated or unaffiliated money market fund, provided the investment is consistent with a Portfolio’s investment policies and the restrictions of Rule 12d1-1.

Municipal Securities.  The Prime Portfolio may invest in municipal securities, the interest on which is exempt from regular federal income tax.  Municipal securities include short-term debt obligations issued by state and local governmental entities to obtain funds for various public purposes, including the construction of a wide range of public facilities, the refunding of outstanding obligations, the payment of general operating expenses and the extension of loans to public institutions and facilities.  Private activity securities that are issued by or on behalf of public authorities to finance various privately operated facilities are included within the term municipal securities if the interest paid thereon is excluded from gross income for regular federal income tax purposes.  The Prime Portfolio may invest in municipal securities when, in the adviser’s judgment, it is appropriate to do so in order to achieve the Portfolio’s goal of high current income consistent with liquidity and stability of principal.

The two principal types of municipal securities consist of “general obligation” and “revenue” issues, and the Portfolio may also invest in “moral obligation” issues, which are normally issued by special purpose authorities.  General obligation bonds are secured by the issuer’s pledge of its full faith, credit and taxing power for the payment of principal and interest.  Revenue bonds are payable only from the revenues derived from a particular facility or class of facilities or, in some cases, from the proceeds of a special excise tax or other specific revenue source such as the user of the facility being financed.  Private activity securities held by the Portfolio are in most cases revenue bonds and are not payable from the unrestricted revenues of the issuer.  Consequently, the credit quality of such private activity securities is usually directly related to the credit standing of the corporate user of the facility involved.

There are, of course, variations in the quality of municipal securities, both within a particular classification and between classifications, and the yields on municipal securities depend upon a variety of factors, including general money market conditions, the financial condition of the issuer, general conditions of the municipal bond market, the size of a particular offering, the maturity of the obligation and the rating of the issue.  The ratings of rating agencies represent their opinions as to the quality of municipal securities.  It should be emphasized, however, that ratings are general and are not absolute standards of quality, and municipal securities with the same maturity, interest rate and rating may have different yields, while municipal securities of the same maturity and interest rate with different ratings may have the same yield.  Subsequent to its purchase by the Prime Portfolio, an issue of municipal securities may cease to be rated or its rating may be reduced below the minimum rating required for purchase by the Portfolio.  The Adviser will consider such an event in determining whether the Portfolio should continue to hold the obligation.

The payment of principal and interest by issuers of certain municipal securities purchased by the Prime Portfolio may be guaranteed by letters of credit or other credit facilities offered by banking or other financial institutions.  Such guarantees will be considered in determining whether a municipal security meets the Prime Portfolio’s investment quality requirements.

An issuer’s obligations under its municipal securities are subject to the provisions of bankruptcy, insolvency and other laws affecting the rights and remedies of creditors, such as the Federal Bankruptcy Code, and laws, if any, which may be enacted by federal or state legislatures extending the time for payment of principal or interest, or both, or imposing other constraints upon enforcement of such obligations or upon the ability of municipalities to levy taxes.  There is also the possibility that as a result of litigation or other conditions, the power or ability of any one or more issuers to pay, when due, principal of and interest on its, or their, municipal securities may be materially adversely affected.

INVESTMENT RESTRICTIONS

Certain investment limitations of a Portfolio may not be changed without the affirmative vote of the holders of a majority of the Portfolio’s outstanding shares (each, a “Fundamental Restriction”).  Such majority is defined as the lesser of (i) 67% or more of the shares of a Portfolio present at a meeting, if the holders of more than 50% of the outstanding shares of a Portfolio are present or represented by proxy, or (ii) more than 50% of the outstanding shares of a Portfolio.  The investment limitations numbered 1 through 5 are Fundamental Restrictions.  The investment limitations numbered 6 through 9 may be changed by a vote of the Fund’s Board at any time.  If a percentage restriction (other than the percentage limitations set forth in Fundamental Restriction No. 1 and investment limitation No. 8) is adhered to at the time of an investment, a later increase or decrease in the percentage of assets resulting from a change in the values of portfolio securities or in the amount of each Portfolio’s assets will not constitute a violation of such restriction.

Each Portfolio may not:

1.                                      Borrow money, issue senior securities or enter into reverse repurchase agreements except for temporary or emergency purposes and not for leveraging, and then in amounts not in excess of 10% of the value of its assets at the time of such transactions constituting borrowing; or mortgage, pledge or hypothecate any assets except in connection with any such borrowing and in amounts not in excess of the lesser of the dollar amounts borrowed or 10% of the value of its assets at the time of such borrowing.  Whenever borrowings exceed 5% of the value of its total assets, a Portfolio will not make any additional investments.

2.                                      Purchase any securities which would cause 25% or more of the value of its total assets at the time of purchase to be invested in the securities of issuers conducting their principal business activities in the same industry; provided that there shall be no limit on the purchase of obligations issued or guaranteed by the United States, any state, territory or possession of the United States, the District of Columbia or any of their authorities, agencies, instrumentalities or political sub-divisions or certificates of deposit, time deposits, savings deposits and bankers’ acceptances of domestic branches of U.S. banks.

3.                                      Make loans except through loans of portfolio securities, entry into repurchase agreements, acquisitions of securities consistent with its investment objective and policies and as otherwise permitted by the 1940 Act.

4.                                      Underwrite any issue of securities except to the extent that the purchase of debt obligations directly from the issuer thereof in accordance with such Portfolio’s investment objective, policies and limitations may be deemed to be underwriting.

5.                                      Purchase or sell real estate, real estate investment trust securities, commodities or commodity contracts, or invest in oil, gas or mineral exploration or development programs, except that each Portfolio may purchase securities issued by companies that invest in real estate or interests therein.

6.                                      Write or sell puts, calls, straddles, spreads or combinations thereof.

7.                                      Purchase securities on margin, make short sales of securities or maintain a short position.

8.                                      Invest more than 10% of the value of its net assets in securities which may be illiquid because of legal or contractual restrictions on resale or securities for which there are no readily available market quotations.  For purposes of this limitation, repurchase agreements with maturities greater than seven days after notice by a Portfolio, variable rate master demand notes providing for settlement upon maturities longer than seven days and savings accounts which require more than seven days’ notice prior to withdrawal shall be considered illiquid securities.

9.                                      Invest in oil, gas or mineral leases.

PORTFOLIO VALUATION

Each Portfolio’s securities are valued on the basis of amortized cost consistent with Rule 2a-7 under the 1940 Act.  Under this method, each Portfolio values a portfolio security at cost on the date of purchase and thereafter assumes a constant value of the security for purposes of determining net asset value, which normally does not change in response to fluctuating interest rates.  Although the amortized cost method seems to provide certainty in portfolio valuation, it may result in periods during which values, as determined by amortized cost, are higher or lower than the amount a Portfolio would receive if it sold the securities.  In connection with amortized cost valuation, the Board has established procedures that are intended to stabilize each Portfolio’s net asset value per share for purposes of sales and redemptions at $1.00.  These procedures include review by the Board, at such intervals as it deems appropriate, to determine the extent, if any, to which a Portfolio’s net asset value per share calculated by using available market quotations deviates from $1.00 per share.  In the event such deviation exceeds 1/2 of 1%, the Board will promptly consider what action, if any, should be initiated.  If the Board believes that the amount of any deviations from a Portfolio’s $1.00 amortized cost price per share may result in material dilution or other unfair results to investors or existing shareholders, it will take such steps as it considers appropriate to eliminate or reduce to the extent reasonably practicable any such dilution or unfair results.  These steps may include selling portfolio instruments prior to maturity; shortening a Portfolio’s average portfolio maturity; withholding or reducing dividends; redeeming shares in kind; reducing the number of a Portfolio’s outstanding shares without monetary consideration; or utilizing a net asset value per share determined by using available market quotations.

PORTFOLIO TRANSACTIONS AND TURNOVER

Credit Suisse is responsible for establishing, reviewing and, where necessary, modifying each Portfolio’s investment program to achieve its investment objective and will select specific portfolio investments and effect transactions for the Portfolios.  Purchases and sales of newly issued portfolio securities are usually principal transactions without brokerage commissions effected directly with the issuer or with dealers who specialize in money market instruments.  Credit Suisse seeks to obtain the best net price and the most favorable execution of orders.  To the extent that the execution and price offered by more than one dealer are comparable, Credit Suisse may, in its discretion, effect transactions in portfolio securities with dealers who provide the Portfolios with research advice or other services.

Investment decisions for each Portfolio concerning specific portfolio securities are made independently from those for other clients advised by Credit Suisse.  Such other investment clients may invest in the same securities as the Portfolios.  When purchases or sales of the same security are made at substantially the same time on behalf of such other clients, transactions are averaged as to price, and available investments allocated as to amount, in a manner which Credit Suisse believes to be equitable to each client, including the Portfolios.  In some instances, this investment procedure may adversely affect the price paid or received by a Portfolio or the size of the position obtained or sold for a Portfolio.  To the extent permitted by law, Credit Suisse may aggregate the securities to be sold or purchased for a Portfolio with those to be sold or purchased for such other investment clients in order to obtain best execution.

In no instance will portfolio securities be purchased from or sold to Credit Suisse, Credit Suisse Asset Management Securities, Inc. (“CSAMSI”), Credit Suisse Securities (USA) LLC or any affiliated person of such companies, except as permitted by SEC exemptive order or by applicable law.  In addition, the Portfolios will not give preference to any institution with whom the Fund, on behalf of each Portfolio, enters into distribution or shareholder servicing agreements concerning the provision of distribution services or support services.

Frequent purchases and sales of Portfolio shares can reduce the returns to long-term shareholders by increasing a Portfolio’s portfolio transaction costs and interfering with portfolio management strategies. However, because the Portfolios are intended to be used for short-term investment or cash management purposes, the Board has not adopted policies and procedures in order to deter excessive or short-term trading of Portfolio shares and the Portfolios accommodates frequent trading.  The Portfolios have no limit on purchase or exchange transactions. However, the Portfolios reserve the right to reject any purchase or exchange order at any time.

Each Portfolio does not intend to seek profits through short-term trading.  Each Portfolio’s annual portfolio turnover will be relatively high but its portfolio turnover is not expected to have a material effect on its net income.  Each Portfolio’s turnover is expected to be zero for regulatory reporting purposes.

As of December 31, 2007, the Prime Portfolio held securities of its regular brokers or dealers as follows:

NAME OF SECURITY	AGGREGATE VALUE
Bank of America 4.600% due 1/02/08	$300,000,000
Deutsche Bank 4.250% due 1/02/08	$1,050,000,000
Societe Generale 1.270% due 1/02/08	$410,879,000
Wells Fargo Bank 2.000% due 1/02/08	$500,000,000

As of December 31, 2007, the Government Portfolio held securities of its regular brokers or dealers as follows:

NAME OF SECURITY	AGGREGATE VALUE
Deutsche Bank Tri Party Repo 4.250% due 1/02/08	$1,300,000,000
Lehman Brothers Tri Party Repo 4.250% due 1/02/08	$197,116,000

MANAGEMENT OF THE FUND

Officers and Board of Directors

The business and affairs of the Fund is managed by the Board in accordance with the laws of the State of Maryland.  The Board elects officers who are responsible for the day-to-day operations of the Fund and who execute policies authorized by the Board.  The Board approves all significant agreements between the Fund or a Portfolio and the companies that furnish services to the Fund or a Portfolio, including agreements with the Fund’s investment adviser, custodian and transfer agent.  The Board elects officers who are responsible for the day-to-day operations of each Portfolio and who execute policies authorized by the Board.

The names and years of birth of the Fund’s Directors and officers, their addresses, present positions and principal occupations during the past five years and other affiliations are set forth below.

Name, Address and Year of Birth	Position(s) Held with Fund	Term of Office(1) and Length of Time Served	Principal Occupation(s) During Past Five Years	Number of Portfolios in Fund Complex Overseen by Director	Other Directorships Held by Director

Independent Directors
Enrique R. Arzac c/o Credit Suisse Asset Management, LLC Attn: General Counsel Eleven Madison Avenue New York, New York 10010 Year of Birth: 1941	Director, Nominating Committee Member and Audit Committee Chairman	Since 2005	Professor of Finance and Economics, Graduate School of Business, Columbia University since 1971	35

Director of Epoch Holding Corporation (an investment management and investment advisory services company); Director of The Adams Express Company (a closed-end investment company); Director of Petroleum and Resources Corporation (a closed-end investment company)

Jeffrey E. Garten Box 208200 New Haven, Connecticut 06520-8200 Year of Birth: 1946	Director, Nominating and Audit Committee Member	Since Fund inception	The Juan Trippe Professor in the Practice of International Trade Finance and Business, Yale School of Management from July 2005 to present; Partner and Chairman of	28	Director of Aetna, Inc. (insurance company); Director of CarMax Group (used car dealers); Director or

(1)           Each Director and Officer serves until his or her respective successor has been duly elected and qualified.

Name, Address and Year of Birth	Position(s) Held with Fund	Term of Office(1) and Length of Time Served	Principal Occupation(s) During Past Five Years	Number of Portfolios in Fund Complex Overseen by Director	Other Directorships Held by Director
			Garten Rothkopf (consulting firm) from October 2005 to present; Dean of Yale School of Management from November 1995 to June 2005		Alcan, Inc. (primary smelting and refining of nonferrous metals)

Peter F. Krogh 301 ICC Georgetown University Washington, DC 20057 Year of Birth: 1937	Director, Nominating and Audit Committee Member	Since Fund inception	Dean Emeritus and Distinguished Professor of International Affairs at the Edmund A. Walsh School of Foreign Service, Georgetown University from June 1995 to present	28	Director of Carlisle Companies Incorporated (diversified manufacturing company)

Steven N. Rappaport Lehigh Court LLC 555 Madison Ave. 29th Floor New York, NY 10022 Year of Birth: 1948	Chairman of the Board of Directors, Nominating Committee Chairman and Audit Committee Member	Director since Fund inception and Chairman since 2005	Partner of Lehigh Court, LLC and RZ Capital (private investment firms) from July 2002 to present; Transition Adviser to SunGard Securities Finance, Inc. from February 2002 to July 2002; President of SunGard Securities Finance, Inc. from 2001 to February 2002; President of Loanet, Inc. (on-line accounting service) from 1997 to 2001	35

Director of iCAD, Inc. (a surgical and medical instruments apparatus company); Director of Presstek, Inc. (digital imaging technologies company); Director of Wood Resources, LLC (plywood manufacturing company)

Name, Address and Year of Birth	Position(s) Held with Fund	Term of Office(1) and Length of Time Served	Principal Occupation(s) During Past Five Years	Number of Portfolios in Fund Complex Overseen by Director	Other Directorships Held by Director

Interested Director
Michael E. Kenneally(2) c/o Credit Suisse Asset Management, LLC Attn: General Counsel Eleven Madison Avenue New York, New York 10010 Year of Birth: 1954	Director	Since 2004	Chairman and Global Chief Executive Officer of Credit Suisse from March 2003 to July 2005; Chairman and Chief Investment Officer of Banc of America Capital Management from 1998 to March 2003.	28	None

(2)           Mr. Kenneally is an interested person of the Fund because he owns shares of Credit Suisse Group.

Name, Address and Year of Birth	Position(s) Held with Fund	Term of Office(1) and Length of Time Served	Principal Occupation(s) During Past Five Years
Officers
Lawrence D. Haber(3) Credit Suisse Asset Management, LLC Eleven Madison Avenue New York, New York 10010 Year of Birth: 1951	Chief Executive Officer and President	Since 2007

Managing Director and Chief Operating Officer of Credit Suisse; member of Credit Suisse’s Management Committee; Director of Credit Suisse Asset Management Income Fund, Inc., Credit Suisse High Yield Bond Fund, The Chile Fund, Inc., The Emerging Markets Telecommunications Fund, Inc., The First Israel Fund, Inc., The Indonesia Fund, Inc. and The Latin American Equity Fund, Inc. (closed-end funds) since 2006; Chief Financial Officer of Merrill Lynch Investment Managers from 1997 to 2003; Officer of other Credit Suisse Funds

Michael A. Pignataro Credit Suisse Asset Management, LLC Eleven Madison Avenue New York, New York 10010 Year of Birth: 1959	Chief Financial Officer	Since Fund inception	Director and Director of Fund Administration of Credit Suisse; Associated with Credit Suisse or its predecessors since 1984; Officer of other Credit Suisse Funds

Emidio Morizio Credit Suisse Asset Management, LLC One Madison Avenue New York, NY 10010 Year of Birth: 1966	Chief Compliance Officer	Since 2004	Director and Global Head of Compliance of Credit Suisse; Associated with Credit Suisse since July 2000; Officer of other Credit Suisse Funds

J. Kevin Gao Credit Suisse Asset Management, LLC Eleven Madison Avenue New York, NY 10010	Vice President and Secretary Chief Legal	Since 2004

Director and Legal Counsel of Credit Suisse; Associated with Credit Suisse since July 2003; Associated with the law firm of Willkie Farr & Gallagher LLP from 1998 to 2003; Officer of other Credit Suisse Funds

(3)

Effective December 19, 2007, Mr. Haber was appointed as Chief Executive Officer and President of the Fund.  Mr. Keith M. Schappert, who previously held these positions, resigned effective December 17, 2007.

Name, Address and Year of Birth	Position(s) Held with Fund	Term of Office(1) and Length of Time Served	Principal Occupation(s) During Past Five Years
Year of Birth: 1967	Officer	Since 2006

Robert Rizza Credit Suisse Asset Management, LLC Eleven Madison Avenue New York, NY 10010 Year of Birth: 1965	Treasurer	Since 2006	Vice President of Credit Suisse; Associated with Credit Suisse since 1998; Officer of other Credit Suisse Funds

Ownership in Securities of the Fund and Fund Complex

As reported to the Fund, the information in the following table reflects beneficial ownership by the Directors of certain securities as of December 31, 2007.

Name of Director	Dollar Range of Equity Securities in the Fund*,(1)		Aggregate Dollar Range of Equity Securities in all Registered Investment Companies Overseen by Director in Family of Investment Companies*,(1)
Independent Directors
Enrique R. Arzac	Government Portfolio	A	E
	Prime Portfolio	A

Jeffrey E. Garten	Government Portfolio	A	D
	Prime Portfolio	A

Peter F. Krogh	Government Portfolio	A	E

*       Key to Dollar Ranges:

A.     None

B.      $1 - $10,000

C.      $10,001 - $50,000

D.      $50,001 - $100,000

E.      Over $100,000

(1)             Beneficial ownership is determined in accordance with Rule 16a-1(a)(2) under the Exchange Act.

Name of Director	Dollar Range of Equity Securities in the Fund*,(1)		Aggregate Dollar Range of Equity Securities in all Registered Investment Companies Overseen by Director in Family of Investment Companies*,(1)
	Prime Portfolio	A

Steven N. Rappaport	Government Portfolio	A	E
	Prime Portfolio	A

Interested Director
Michael E. Kenneally	Government Portfolio	A	E
	Prime Portfolio	A

Committees and Meetings of Directors

The Fund’s Board has an Audit Committee and a Nominating Committee.  The members of the Audit Committee and the Nominating Committee consist of all the Directors who are not “interested persons” of the Fund as defined in the 1940 Act (“Independent Directors”), namely Messrs. Arzac, Garten, Krogh and Rappaport.

In accordance with its written charter adopted by the Board, the Audit Committee (a) assists Board oversight of the integrity of the Fund’s financial statements, the independent registered public accounting firms’ qualifications and independence, the Fund’s compliance with legal and regulatory requirements and the performance of the Fund’s independent registered public accounting firms; (b) prepares an audit committee report, if required by the SEC, to be included in the Fund’s annual proxy statement, if any; (c) oversees the scope of the annual audit of the Fund’s financial statements, the quality and objectivity of the Fund’s financial statements, the Fund’s accounting and financial reporting policies and its internal controls; (d) determines the selection, appointment, retention and termination of the Fund’s independent registered public accounting firms, as well as approving the compensation thereof; (e) pre-approves all audit and non-audit services provided to the Fund and certain other persons by such independent registered public accounting firms; and (f) acts as a liaison between the Fund’s independent registered public accounting firms and the full Board.  The Audit Committee met three times during the Fund’s fiscal year ended December 31, 2007.

In accordance with its written charter adopted by the Board, the Nominating Committee recommends to the Board persons to be nominated by the Board for election at the Fund’s meetings of shareholders, special or annual, if any, or to fill any vacancy on the Board that may arise between shareholder meetings.  The Nominating Committee also makes recommendations with regard to the tenure of Board members and is responsible for overseeing an annual evaluation of the Board and its committee structure to determine whether such structure is operating effectively.  The Nominating Committee met four times during the fiscal year ended December 31, 2007.

The Nominating Committee will consider for nomination to the Board candidates submitted by the Fund’s shareholders or from other sources it deems appropriate.  Any recommendation should be submitted to the Fund’s Secretary, c/o Credit Suisse Asset Management, LLC, Eleven Madison Avenue, New York, NY 10010.  Any submission should include at a minimum the following information: the name, age, business address, residence address and principal occupation or employment of such individual, the class, series and number of shares of the Fund that are beneficially owned by such individual, the date such shares were acquired and the investment intent of such acquisition, whether such shareholder believes such individual is, or is not, an “interested person” of the Fund (as defined in the 1940 Act), and information regarding such individual that is sufficient, in the Committee’s discretion, to make such determination, and all other information relating to such individual that is required to be disclosed in solicitation of proxies for election of directors in an election contest (even if an election contest is not involved) or is otherwise required pursuant to the rules for proxy materials under the Exchange Act.  If the Fund is holding a shareholder meeting, any such submission, in order to be included in the Fund’s proxy statement, should be made no later than the 120th calendar day before the date the Fund’s proxy statement was released to security holders in connection with the previous year’s annual meeting or, if the Fund has changed the meeting date by more than 30 days or if no meeting was held the previous year, within a reasonable time before the Fund begins to print and mail its proxy statement.

No employee of Credit Suisse, State Street Bank and Trust Company (“State Street”) and CSAMSI, the Fund’s co-administrators, or any of their affiliates receives any compensation from the Fund for acting as an officer or director of the Fund.

Effective January 1, 2007 each Director who is not an director, trustee, officer or employee of Credit Suisse, State Street, CSAMSI or any of their affiliates received an annual fee of $1,450 per portfolio and $175 per portfolio for each meeting of the Board attended by him for his services as Director, and was reimbursed for expenses incurred in connection with his attendance at Board meeting.  The Independent Chairman received an additional annual fee of $25,000.  Each member of the Audit Committee received $175 per portfolio for each meeting and the chairman of the Audit Committee received an additional annual fee of $7,500.

Effective January 1, 2008, each Director who is not a director, trustee, officer or employee of Credit Suisse, State Street, CSAMSI or any of their affiliates receives an annual fee of $1,500 per portfolio and $200 for each meeting of the Board attended by him for his services as Director, and is reimbursed for expenses incurred in connection with his attendance at Board meetings.  Each member of the Audit Committee receives an annual fee of $200 per portfolio, and the chairman of the Audit Committee receives an additional $7,500, for serving on the Audit Committee.

Directors’ Total Compensation for the Fiscal Year Ended December 31, 2007

Name of Director	Government Portfolio	Prime Portfolio	All Investment Companies in the Credit Suisse Fund Complex	Total Number of Funds for which Director Serves Within Fund Complex
Independent Directors
Enrique Arzac	$3,293	$3,293	$231,800	35
Richard H. Francis*	$3,025	$3,025	$91,800	—
Jeffrey E. Garten	$3,025	$3,025	$84,700	28
Peter P. Krogh	$3,025	$3,025	$84,700	28
Steven N. Rappaport	$3,918	$3,918	$221,300	35
Interested Director
Michael Kenneally	$2,150	$2,150	$60,200	28

*                                         Mr. Francis retired from the Board effective December 31, 2007.

As of April 2, 2008, Directors and officers of the Fund as a group owned of record less than 1% of each class of shares of each Portfolio.

Investment Advisory Agreements

Credit Suisse Asset Management, LLC, located at Eleven Madison Avenue, New York, New York 10010, is part of the asset management business of Credit Suisse, one of the world’s leading banks.  Credit Suisse provides its clients with investment banking, private banking and asset management services worldwide.  The asset management business of Credit Suisse is comprised of a number of legal entities around the world that are subject to distinct regulatory requirements.

The Advisory Agreement between each Portfolio and Credit Suisse continues in effect from year to year if such continuance is specifically approved at least annually by the vote of a majority of the Independent Directors cast in person at a meeting called for the purpose of voting on such approval, and either by a vote of the Fund’s Board or by a majority of the Fund’s outstanding voting securities, as defined in the 1940 Act.

Pursuant to each Advisory Agreement, subject to the supervision and direction of the Board, Credit Suisse is responsible for managing each Portfolio in accordance with the Portfolio’s stated investment objective and policies.  Credit Suisse is responsible for providing investment advisory services as well as conducting a continual program of investment, evaluation and, if appropriate, sale and reinvestment of the Fund’s assets.  In addition to expenses that Credit Suisse may incur in performing its services under the Advisory Agreement, Credit Suisse pays the compensation, fees and related expenses of all Directors who are affiliated persons of Credit Suisse or any of its subsidiaries.

Each Portfolio bears certain expenses incurred in its operation, including: investment advisory and administration fees; taxes, interest, brokerage fees and commissions, if any; fees of Directors of the Fund who are not officers, directors, or employees of Credit Suisse or affiliates of any of them; fees of any pricing service employed to value shares of the Fund; SEC fees, state Blue Sky qualification fees and any foreign qualification fees; charges of custodians and transfer and dividend disbursing agents; the Portfolio’s proportionate share of insurance premiums; outside auditing and legal expenses; costs of maintenance of the Fund’s existence; costs attributable to investor services, including, without limitation, telephone and personnel expenses; costs of preparing and printing prospectuses and statements of additional information for regulatory purposes and for distribution to existing shareholders; costs of shareholders’ reports and meetings of the shareholders of the Fund and of the officers or Board of the Fund; and any extraordinary expenses.

Each class of a Portfolio bears all of its own expenses not specifically assumed by the Adviser or another service provider to the Portfolio.  General expenses of a Portfolio not readily identifiable as belonging to a particular class are allocated among all Credit Suisse Funds by or under the direction of the Funds’ Boards of Directors/Trustees in such manner as the Boards determine to be fair and accurate.  Each class of a Portfolio pays its own administration fees and may pay a different share than the other classes of other expenses, except advisory and custodian fees, if those expenses are actually incurred in a different amount by such class or if a class receives different services.

Each Advisory Agreement provides that Credit Suisse shall not be liable for any error of judgment or mistake of law or for any loss suffered by a Portfolio in connection with the matters to which the Agreement relates, except that Credit Suisse shall be liable for a loss resulting from a breach of fiduciary duty by Credit Suisse with respect to the receipt of compensation for services; provided that nothing in the Advisory Agreement shall be deemed to protect or purport to protect Credit Suisse against any liability to a Portfolio or to shareholders of a Portfolio to which Credit Suisse would otherwise be subject by reason of willful misfeasance, bad faith or gross negligence on its part in the performance of its duties or by reason of Credit Suisse’s reckless disregard of its obligations and duties under the Advisory Agreement.

The Fund or Credit Suisse may terminate each Advisory Agreement on 60 days’ written notice without penalty.  Each Advisory Agreement will terminate automatically in the event of its assignment (as defined in the 1940 Act).

For the services provided pursuant to the Advisory Agreement, Credit Suisse receives a fee, computed daily and payable monthly, at the annual rate of .20% of each Portfolio’s average daily net assets.  Credit Suisse may voluntarily waive a portion of its fees from time to time and temporarily limit the expenses to be paid each Portfolio.

For the fiscal years ended December 31, 2005, December 31, 2006 and December 31, 2007 for the Prime Portfolio and for the fiscal years ended December 31, 2005, December 31, 2006 and December 31, 2007, for the Government Portfolio, investment advisory fees earned by Credit Suisse and voluntarily waived, and expenses reimbursed for each Portfolio were as follows:

Portfolio	Year	Gross Advisory Fee	Waiver	Net Advisory Fee	Expense Reimbursements
Prime Portfolio	2005	$1,264,089	$1,134,717	$129,372	$0
Prime Portfolio	2006	$11,383,057	$10,303,200	$1,079,857	$0
Prime Portfolio	2007	$35,099,254	$27,280,748	$7,818,506	$0
Government Portfolio	2005	$165,354	$165,354	$0	$56,941
Government Portfolio	2006	$159,232	$159,232	$0	$50,917
Government Portfolio	2007	$723,773	$252,649	$471,124	$0

Co-Administration Agreements

CSAMSI and State Street Bank serve as co-administrators to each Portfolio pursuant to separate written agreements with the Portfolio (the “CSAMSI Co-Administration Agreement” and the “State Street Co-Administration Agreement,” respectively).  CSAMSI has served as co-administrator to each Portfolio since the Fund’s inception.  For the services provided by CSAMSI under the CSAMSI Co-Administration Agreement, the Fund pays CSAMSI a fee calculated daily and paid monthly at the annual rate of 0.09% of the Fund’s average daily net assets.

For the services provided by State Street under the State Street Co-Administration Agreement, effective January 1, 2007, the Fund pays State Street a fee calculated at the annual rate of its pro-rated share of 0.05% of the first $5 billion in average daily net assets of the Credit Suisse Funds Complex (the “Fund Complex”), 0.03% of the Fund Complex’s next $5 billion in average daily net assets, and 0.02% of the Fund Complex’s average daily net assets in excess of $10 billion, subject to an annual minimum fee exclusive of out-of-pocket expenses.  Each class of shares of the Fund bears its proportionate shares of fees payable to State Street in the proportion that its assets bear to the aggregate assets of the Fund at the time of calculation.  For the years ended December 31, 2005, December 31, 2006 and December 31, 2007, the Government Portfolio paid State Street fees (including out-of-pocket fees) under the State Street Co-Administration Agreement of $66,274, $44,578 and $79,418, respectively.  For the years ended December 31, 2005, December 31, 2006 and December 31, 2007, the Prime Portfolio paid State Street fees (including out-of-pocket fees) under the State Street Co-Administration Agreement of $425,399, $2,361,535 and $4,600,362, respectively.

The Fund and Credit Suisse have obtained an order of exemption (the “Order”) from the SEC to permit certain affiliates of Credit Suisse to act as lending agent for the Fund, to permit securities loans to broker-dealer affiliates of Credit Suisse, and to permit the investment of cash collateral received by an affiliated lending agent from borrowers and other uninvested cash amounts in certain money market funds advised by Credit Suisse (“Investment Funds”).  The Order contains a number of conditions that are designed to ensure that the securities lending program does not involve overreaching by Credit Suisse or any of its affiliates.  These conditions include percentage limitations on the amount of the Fund’s assets that may be invested in the Investment Funds, restrictions on the Investment Funds’ ability to collect sales charges and certain other fees, and a requirement that if the Fund  invests in the Investment Funds, it will do so at the same price as each other Fund and will bear its proportionate shares of expenses and receive its proportionate share of any dividends.  During the fiscal year ended December 31, 2003 and until March 24, 2004, Credit Suisse Securities (USA) LLC, an affiliate of Credit Suisse, served as the Fund’s securities lending agent.  Effective March 24, 2004, State Street, the Fund’s co-administrator and custodian, has been engaged to act as the Fund’s securities lending agent.  State Street is not an affiliate of Credit Suisse.

Code of Ethics

The Fund, Credit Suisse, and CSAMSI have each adopted a written Code of Ethics (the “Code of Ethics”), which permits personnel covered by the Code of Ethics (“Covered Persons”) to invest in securities, including securities that may be purchased or held by the Fund.  The Code of Ethics also contains provisions designed to address the conflicts of interest that could arise from personal trading by advisory personnel, including:  (1) all Covered Persons must report their personal securities transactions at the end of each quarter; (2) with certain limited exceptions, all Covered Persons must obtain preclearance before executing any personal securities transactions; (3) Covered Persons may not execute personal trades in a security if there are any pending orders in that security by the Fund; and (4) Covered Persons may not invest in initial public offerings.  The Board reviews the administration of the Code of Ethics at least annually and may impose sanctions for violations of the Code of Ethics.

Custodian and Transfer Agent

State Street acts as the custodian for each Portfolio pursuant to a Custodian Agreement (the “Custodian Agreement”).  Under the Custodian Agreement, State Street (a) maintains a separate account or accounts in the name of each Portfolio, (b) holds and transfers portfolio securities on account of the each Portfolio, (c) accepts receipts and makes disbursements of money on behalf of each Portfolio, (d) collects and receives all income and other payments and distributions on account of each Portfolio’s portfolio securities, and (e) makes periodic reports to the Board concerning each Portfolio’s operations.  State Street is authorized to select one or more banks or trust companies to serve as sub-custodian on behalf of each Portfolio, provided that State Street remains responsible for the performance of all its duties under the Custodian Agreement and hold each Portfolio harmless from the negligent acts and omissions of any sub-custodian.  For its services to each Portfolio under the Custodian Agreement, State Street receives a fee which is calculated based upon the average daily market value of each Portfolio’s assets, exclusive of transaction charges and out-of-pocket expenses, which are also charged to each Portfolio.  The principal business address of State Street is One Lincoln Street, Boston, Massachusetts 02111.

Boston Financial Data Services, Inc., an affiliate of State Street (“BFDS”), serves as the shareholder servicing, transfer and dividend disbursing agent of each Portfolio pursuant to a Transfer Agency and Service Agreement, under which BFDS (i) issues and redeems shares of the Portfolios, (ii) addresses and mails all communications by the Portfolios to record owners of Portfolio shares, including reports to shareholders, dividend and distribution notices and proxy material for its meetings of shareholders, (iii) maintains shareholder accounts and, if requested, sub-accounts and (iv) makes periodic reports to the Board concerning the transfer agent’s operations with respect to the Portfolios.  BFDS’s principal business address is 30 Dan Road, Canton, Massachusetts 02021-2809.

Distribution and Shareholder Servicing

Distributor.  CSAMSI serves as distributor of the Fund’s shares and offers each Portfolio’s shares on a continuous basis.  CSAMSI’s principal business address is Eleven Madison Avenue, New York, New York 10010.

Pursuant to Rule 12b-1 under the 1940 Act, the Fund has adopted a Distribution Agreement (the “Distribution Agreement”) and 12b-1 Plans for Class B shares and Class C shares of each Portfolio, to permit the Fund to compensate CSAMSI for activities associated with the distribution of the these shares.

The Class B Plan provides that a service fee of 0.10% per year of the average daily net assets of the Class B shares of each Portfolio will be paid as compensation to CSAMSI.  The Class C Plan provides that a service fee of 0.25% per year of the average daily net assets of the Class C shares of each Portfolio will be paid as compensation to CSAMSI.

These fees are intended to compensate CSAMSI, or to enable CSAMSI to compensate other persons (“Service Providers”), for providing Services (as defined below) to the Portfolios.  Services performed by CSAMSI or Service Providers include (i) services that are primarily intended to result in, or that are primarily attributable to, the sale of Class B and Class C shares, as set forth in the relevant 12b-1 Plan (“Selling Services”) and (ii) ongoing servicing and/or maintenance of the accounts of Class B and Class C shareholders of each Portfolio, as set forth in the relevant 12b-1 Plan (“Shareholder Services,” and together with Selling Services, “Services”).  Shareholder Services may include, without limitation, responding to shareholder inquiries and providing services to shareholders not otherwise provided by the Fund’s distributor or transfer agent.  Selling Services may include, without limitation, (a) the printing and distribution to prospective investors in Class B and C Shares (of each Portfolio) of prospectuses and statements of additional information describing the Portfolios; (b) the preparation, including printing, and distribution of sales literature, advertisements and other informational materials relating to the Class B and C Shares (of each Portfolio); (c) providing telephone services relating to each Portfolio, including responding to inquiries of prospective investors; (d) formulating and implementing marketing and promotional activities, including, but not limited to, direct mail promotions and television, radio, newspaper, magazine and other mass media advertising and obtaining whatever information, analyses and reports with respect to marketing and promotional activities that the Fund may, from time to time, deem advisable.  In providing compensation for Services in accordance with each Plan, CSAMSI is expressly authorized (i) to make, or cause to be made, payments to Service Providers reflecting an allocation of overhead and other office expenses related to providing Services and (ii) to make, or cause to be made, payments to compensate selected dealers or other authorized persons for providing any Services.

With respect to sales of each Portfolio’s Class B or Class C shares through a broker-dealer, financial intermediary or financial institution (each a “Service Organization”),

CSAMSI pays the Service Organization an ongoing maintenance fee.  The payments to the Service Organizations will continue to be paid for as long as the related assets remain in a Portfolio.

In addition to the maintenance fee paid to Service Organizations, CSAMSI or its affiliates may from time to time pay additional compensation on a one-time or ongoing basis to intermediaries in connection with the sale of shares.  The standard compensation for the sales of Classes A, B and C shares are disclosed in each Portfolio’s Prospectuses.  Appendix C lists certain financial representatives with whom CSAMSI and/or its affiliates have special fee arrangements as of January 1, 2008.  CSAMSI and/or its affiliates may enter into special fee arrangements with other parties from time to time.  Such payments, which are sometimes referred to as revenue sharing, may be associated with the status of the Fund on a financial representative’s preferred list of funds or otherwise associated with the financial representative’s marketing and other support activities relating to the Fund.  Such additional amounts may be utilized, in whole or in part, in some cases together with other revenues of such financial representatives, to provide additional compensation to registered representatives or employees of such intermediaries who sell shares of the Portfolio.  On some occasions, such compensation will be conditioned on the sale of a specified minimum dollar amount of the shares of the Portfolio during a specific period of time.  Such incentives may take the form of payment for meals, entertainment, or attendance at educational seminars and associated expenses such as travel and lodging.  Such intermediary may elect to receive cash incentives of equivalent amounts in lieu of such payments.

The 12b-1 Plans will continue in effect for so long as their continuance is specifically approved at least annually by the Board, including a majority of the Directors who are not interested persons of the Fund and who have no direct or indirect financial interest in the operation of the 12b-1 Plans (“Qualified Directors”).  Any material amendment of the 12b-1 Plans would require the approval of the Board in the same manner.  None of the 12b-1 Plans may be amended to increase materially the amount to be spent thereunder without shareholder approval of the relevant class of shares.  The 12b-1 Plans may be terminated at any time, without penalty, by vote of a majority of the Qualified Directors or by a vote of a majority of the outstanding voting securities of the relevant class of shares of a Portfolio.

During the fiscal year ended December 31, 2007, CSAMSI spent the fees paid under the Fund’s 12b-1 Plans as follows:

	Prime Portfolio	Government Portfolio
Advertising	$0	$0
Printing and mailing prospectuses for promotional purposes	$0	$0
Payment to broker-dealers	$431,467	$69,448
People-related and occupancy	$1,560,899	$980,220
Other	$2,286,590	$6,562

Each Portfolio has authorized certain Service Organizations or, if applicable, their designees to enter confirmed purchase and redemption orders on behalf of their clients and customers, with payment to follow no later than each Portfolio’s pricing on the following business day.  If payment is not received by such time, the Service Organization could be held liable for resulting fees or losses.  Each Portfolio may be deemed to have received a purchase or redemption order when a Service Organization, or, if applicable, its authorized designee, accepts the order.  Such orders received by a Portfolio in proper form will be priced at the Portfolio’s net asset value next computed after they are accepted by the Service Organization or its authorized designee.  Service Organizations may impose transaction or administrative charges or other direct fees, which charges or fees would not be imposed if shares are purchased directly from a Portfolio.  Service Organizations may also be reimbursed for marketing costs.  Each Portfolio may reimburse part of the Service Fee at rates they would normally pay to the transfer agent for providing the services.

For the year ended December 31, 2007, distribution fees paid to CSAMSI under the 12b-1 Plans were as follows:

2007

Portfolio	Class	Distribution Fee
Government Portfolio	Class B	$26,735
	Class C	$45,524
Prime Portfolio	Class B	$162,598
	Class C	$267,485

Payments by the Fund to CSAMSI under the B Shares and C Shares 12b-1 Plans, as applicable, are not tied exclusively to the distribution expenses actually incurred by CSAMSI and the payments may exceed the distribution expenses actually incurred.

CSAMSI provides the Board of the Fund with periodic reports of amounts spent under the B Shares and C Shares 12b-1 Plans, as applicable, and the purposes for which the expenditures were made.

Proxy Voting Policy and Procedures

The Fund has adopted Credit Suisse’s Proxy Voting Policy and Procedures as its proxy voting policy.  The Proxy Voting Policy and Procedures appear as Appendix B to this SAI.  The Fund files Form N-PX with the complete proxy voting record for each Portfolio for the 12 months ended June 30 of each year, not later than August 31 of each year.  The Fund’s Form N-PX is available (1) without charge and upon request by calling the Fund toll-free at 800-927-2874 or through Credit Suisse’s website, www.credit-suisse.com/us and (2) on the SEC’s website at http://www.sec.gov.

Disclosure of Portfolio Holdings

The Fund’s Board has adopted policies and procedures governing the disclosure of information regarding its portfolio holdings.  As a general matter, it is the Fund’s policy that no current or potential investor (or their representative) (collectively, the “Investors”) will be provided information on a Portfolio’s portfolio holdings on a preferential basis in advance of the provision of that information to other Investors.  The Fund’s policies apply to all of the Fund’s service providers that, in the ordinary course of their activities, come into possession of information about each Portfolio’s portfolio holdings.

The Fund’s policies and procedures provide that information regarding each Portfolio’s specific security holdings, sector weightings, geographic distribution, issuer allocations and related information, among other things (“Portfolio-Related Information”) will be disclosed to the public only (i) as required by applicable laws, rules or regulations or (ii) pursuant to the Fund’s policies and procedures when the disclosure of such information is considered by the Fund’s officers to be consistent with the interests of Portfolio shareholders.  In the event of a conflict of interest between the Fund, on the one hand, and a service provider or their affiliates on the other hand, relating to the possible disclosure of Portfolio-Related Information, the Fund’s officers will seek to resolve any conflict of interest in favor of the Fund’s interests.  In the event that a Fund officer is unable to resolve such conflict, the matter will be referred to the Fund’s Audit Committee for resolution.

The Fund’s policies further provide that in some instances, it may be appropriate for the Fund to selectively disclose its Portfolio-Related Information (e.g., for due diligence purposes to a newly hired adviser or sub-adviser, or disclosure to a rating agency) prior to public dissemination of such information.  Unless the context clearly suggests that the recipient is under a duty of confidentiality, the Fund’s officers will condition the receipt of selectively disclosed Portfolio-Related Information upon the receiving party’s agreement to keep such information confidential and to refrain from trading Portfolio shares based on the information.

Neither the Fund, the Adviser, officers of the Fund nor employees of its service providers will receive any compensation in connection with the disclosure of Portfolio-Related Information.  However, the Fund reserves the right to charge a nominal processing fee, payable to the applicable Portfolio, to nonshareholders requesting Portfolio-Related Information.  This fee is designed to offset the Portfolio’s costs in disseminating data regarding such information.  All Portfolio-Related Information will be based on information provided by State Street, as the Fund’s co-administrator/accounting agent.

Disclosure of Portfolio-Related Information may be authorized only by executive officers of the Fund, Credit Suisse and CSAMSI.  The Fund’s Board is responsible for overseeing the implementation of the policies and procedures governing the disclosure of Portfolio-Related Information and reviews the policies annually for their continued appropriateness.

Each Portfolio provides a full list of its holdings as of the end of each calendar month on its website, www.credit-suisse.com/us, approximately 10 business days after the end of each month.  The list of holdings as of the end of each calendar month remains on the website until the list of holdings for the following calendar month is posted to the website.

The Fund and Credit Suisse have ongoing arrangements to disclose Portfolio-Related Information to service providers to the Fund that require access to this information to perform their duties to the Fund.  Set forth below is a list, as of April 1, 2008, of those parties with which Credit Suisse, on behalf of the Fund, has authorized ongoing arrangements that include the release of Portfolio-Related Information, as well as the frequency of release under such arrangements and the length of the time lag, if any, between the date of the information and the date on which the information is disclosed.

Recipient	Frequency	Delay before dissemination
State Street (custodian, accounting agent, co-administrator and securities lending agent)	Daily	None

Institutional Shareholder Services (proxy voting service and filing of class action claims)	As necessary	None

Interactive Data Corp. (pricing service)	Daily	None

BFDS (transfer agent)	As necessary	None

In addition, Portfolio-Related Information may be provided as part of the Fund’s ongoing operations to: the Fund’s Board; PricewaterhouseCoopers LLP, its independent registered public accounting firm (“PwC”); Willkie Farr & Gallagher LLP, counsel to the Fund; Drinker Biddle & Reath LLP, counsel to the Fund’s Independent Directors; broker-dealers in connection with the purchase or sale of portfolio securities or requests for price quotations or bids on one or more securities; regulatory authorities; stock exchanges and other listing organizations; and parties to litigation, if any.  The entities to which the Fund provides Portfolio-Related Information, either by explicit agreement or by virtue of the nature of their duties to the Fund, are required to maintain the confidentiality of the information disclosed and to refrain from trading Portfolio shares based on the information.

On an ongoing basis, the Fund may provide Portfolio-Related Information to third parties, including the following: mutual fund evaluation services; broker-dealers, investment advisers and other financial intermediaries for purposes of their performing due diligence on a Portfolio and not for dissemination of this information to their clients or use of this information to conduct trading for their clients; mutual fund data aggregation services; sponsors of retirement plans that include funds advised by Credit Suisse; and consultants for investors that invest in funds advised by Credit Suisse, provided in each case that the Fund has a legitimate business purpose for providing the information and the third party has agreed to keep the information confidential and to refrain from trading based on the information.  The entities that receive this information are listed below, together with the frequency of release and the length of the time lag, if any, between the date of the information and the date on which the information is disclosed:

Recipient	Frequency	Delay before dissemination
Lipper	Monthly	5th business day of following month

S&P	Monthly	2nd business day of following month

Thomson Financial/Vestek	Quarterly	5th business day of following month

The Fund may also disclose to an issuer the number of shares of the issuer (or percentage of outstanding shares) held by a Portfolio.

The ability of the Fund, Credit Suisse and CSAMSI, as the co-administrator of the Fund, to effectively monitor compliance by third parties with their confidentiality agreements is limited, and there can be no assurance that the Fund’s policies on disclosure of Portfolio-Related Information will protect the Fund from the potential misuse of that information by individuals or firms in possession of that information.

Organization of the Fund

The Fund was incorporated on August 17, 2001 under the laws of the State of Maryland under the name of “Credit Suisse Institutional Money Market Fund, Inc.”  The Portfolios are the two portfolios of an open-end series investment company, the Fund, each of which has three classes of common stock outstanding; Class A, Class B, and Class C.  Unless otherwise indicated, references to the “Fund” apply to each class of shares of the Fund.  The Fund’s charter authorizes the Board to issue 75 billion full and fractional shares of capital stock, par value $.001 per share, of which 71 billion shares are designated “Class A Shares,” 2 billion shares are designated “Class B Shares” and 2 billion shares are designated “Class C Shares.”

The Board may classify or reclassify any unissued shares of the Fund into one or more additional classes by setting or changing in any one or more respects their relative rights, voting powers, restrictions, limitations as to dividends, qualifications and terms and conditions of redemption.  The Board may similarly classify or reclassify any class of the Fund’s shares into one or more series and, without shareholder approval, may increase the number of authorized shares of the Fund.

All shareholders of each Portfolio upon liquidation will participate ratably in the Portfolio’s net assets.  Shares do not have cumulative voting rights, which means that holders of more than 50% of the shares voting for the election of Directors can elect all Directors.  Shares are transferable but have no preemptive, conversion or subscription rights.

Each Portfolio is diversified.  Investors in a Portfolio are entitled to one vote for each full share held and fractional votes for fractional shares held.  Shareholders of a Portfolio will vote in the aggregate except where otherwise required by law and except that each class will vote separately on certain matters pertaining to its distribution and shareholder servicing arrangements.  There will normally be no meetings of investors for the purpose of electing members of the governing Board unless and until such time as less than a majority of the members holding office have been elected by investors.  Any Director of the Fund may be removed from office upon the vote of shareholders holding at least a majority of the Fund’s outstanding shares, at a meeting called for that purpose.  A meeting will be called for the purpose of voting on the removal of a Board member at the written request of holders of 10% of the outstanding shares of the Fund.

Pending shareholder approval, each Portfolio may redeem shares held by a shareholder for any reason, subject to applicable law, if the Board determines that doing so is in the best interests of the Portfolio.

The Fund’s charter authorizes the Fund to redeem shares of a class or series of either Portfolio held by a shareholder for any reason, subject to applicable law, if the Board determines that doing so is in the best interest of the Fund.  The circumstances under which the Board may involuntarily redeem shareholders include, but are not limited to, (a) a decision to discontinue issuance of shares of a particular class or classes of capital stock, (b) a decision to combine the assets belonging to, or attributable to shares of a particular class or classes of capital stock with those belonging to, or attributable to another class (or classes) of capital stock, (c) a decision to sell the assets belonging to, or attributable to a particular class or classes of capital stock to another registered investment company in exchange for securities issued by the other registered investment company, or (d) a decision to liquidate the Fund or the assets belonging to, or attributable to the particular class or classes of capital stock (subject in each case to any vote of stockholders that may be required by law notwithstanding the foregoing authority granted to the Board).  Redemption proceeds may be paid in cash or in kind.  The Fund would provide prior notice of any plan to involuntarily redeem shares absent extraordinary circumstances.  The exercise of the power granted to the Board under the charter is subject to the Board’s fiduciary obligation to the shareholders and any applicable provisions under the 1940 Act and the rules thereunder.

ADDITIONAL PURCHASE AND REDEMPTION INFORMATION

The offering price of a Portfolio’s shares is equal to the per share net asset value of the relevant class of shares of the Portfolio.

All shares purchased are confirmed to each shareholder and are credited to such shareholder’s account at net asset value after receipt in good order which, in the case of purchases directly from the Fund, includes receipt of payment.  As a convenience to the investor and to avoid unnecessary expense to the Fund, share certificates representing shares of the Fund purchased are not issued except upon the written request of the shareholder and payment of a fee in the amount of $50 for such share certificate issuance.  The Fund retains the right to waive such fee in its sole discretion.  This facilitates later redemption and relieves the shareholder of the responsibility and inconvenience of preventing the share certificates from becoming lost or stolen.  No certificates are issued for fractional shares (although such shares remain in the shareholder’s account on the books of the Fund).

Class A shares of each Portfolio are sold directly to investors at a price equivalent to the net asset value.

Investment dealers and other firms provide varying arrangements for their clients to purchase and redeem the Fund’s Class B or C shares.  Some may establish higher minimum investment requirements than set forth in the applicable Prospectus.  Firms may arrange with their clients for other investment or administrative services.  Such firms may independently establish and charge additional amounts to their clients for such services, which charges would reduce the client’s return.  Firms also may hold the Fund’s Class B or C shares in nominee or street name as agent for and on behalf of their customers.  In such instances, the Fund’s transfer agent will have no information with respect to or control over the accounts of specific shareholders.  Such shareholders may obtain access to their accounts and information about their accounts only from their firm.  Certain of these firms may receive compensation from the Fund and/or from CSAMSI or an affiliate for recordkeeping and other expenses relating to these nominee accounts.  In addition, certain privileges with respect to the purchase and redemption of shares or the reinvestment of dividends may not be available through such firms.  Some firms may have access to their clients’ direct Fund accounts for servicing, including, without limitation, transfers of registration and dividend payee changes, and may perform functions such as generation of confirmation statements and disbursements of cash dividends.  Such firms may receive compensation from the Fund and/or from CSAMSI or an affiliate for these services.  The Prospectuses relating to Class B or C shares should be read in connection with such firms’ material regarding their fees and services.

Brokerage firms and other intermediaries which have entered into the appropriate selling or service agreement with the Fund are authorized to accept orders on the Fund’s behalf.    A brokerage firm acting on behalf of a customer in connection with transactions in Fund shares is subject to the same legal obligations imposed on it generally in connection with transactions in securities for a customer, including the obligation to act promptly and accurately.

The net asset value of each class is determined at 12:00 noon Eastern Time (“ET”), the close of regular trading on the NYSE (normally 4:00 p.m. ET) and at 5:00 p.m. ET each day each Portfolio is open for business.  If a Portfolio receives a purchase order and payment to purchase shares of the Portfolio before 5:00 p.m. ET, then the shareholder will begin to earn dividend distributions on that day.  Because exchanges of Portfolio shares for another Credit Suisse Fund will be effected as of 5:00 p.m. ET, exchanging shareholders will receive shares of the exchanged-for-fund at the price for that fund determined as of 4:00 p.m. on the day after the exchange out of the Portfolio and the proceeds of the exchange will be uninvested for one day.

Under the 1940 Act, a Portfolio may suspend the right of redemption or postpone the date of payment upon redemption for any period during which the NYSE is closed, other than customary weekend and holiday closings, or during which trading on the NYSE is restricted, or during which (as determined by the SEC) an emergency exists as a result of which disposal or fair valuation of portfolio securities is not reasonably practicable, or for such other periods as the SEC may permit.  (A Portfolio may also suspend or postpone the recordation of an exchange of its shares upon the occurrence of any of the foregoing conditions.)

If conditions exist which make payment of redemption proceeds wholly in cash unwise or undesirable, the Fund may make payment wholly or partly in securities or other investment instruments which may not constitute securities as such term is defined in the applicable securities laws.  If a redemption is paid wholly or partly in securities or other property, a shareholder would incur transaction costs in disposing of the redemption proceeds.

Each Portfolio, however, has elected to be governed by Rule 18f-1 under the 1940 Act as a result of which each Portfolio is obligated to redeem shares, with respect to any one shareholder during any 90-day period, solely in cash up to the lesser of $250,000 or 1% of the net asset value of the respective Portfolio at the beginning of the period.

ADDITIONAL INFORMATION CONCERNING TAXES

The following is a summary of certain material U.S. federal income tax considerations regarding the purchase, ownership and disposition of shares of a Portfolio by U.S. persons.  This summary does not address all of the potential U.S. federal income tax consequences that may be applicable to a Portfolio or to all categories of investors, some of which may be subject to special tax rules.  Prospective shareholders are  urged to consult their own tax adviser with respect to the specific federal, state, local and foreign tax consequences of investing in a Portfolio.  The summary is based on the laws in effect on the date of this Statement of Additional Information and existing judicial and administrative interpretations thereof, all of which are subject to change, possibly with retroactive effect.

The Portfolios and Their Investments

Each Portfolio intends to continue to qualify as a regulated investment company each taxable year under the Internal Revenue Code of 1986, as amended (the “Code”).  To so qualify, each Portfolio must, among other things: (a) derive at least 90% of its gross income in each taxable year from dividends, interest, payments with respect to securities loans, gains from the sale or other disposition of stock, securities or foreign currencies, other income (including, but not limited to, gains from options, futures or forward contracts) derived with respect to its business of investing in such stock, securities or currencies and net income derived from interests in “qualified publicly traded partnerships” (i.e., partnerships that are traded on an established securities market or tradable on a secondary market, other than partnerships that derive 90% of their income from interest, dividends, capital gains, and other traditionally permitted mutual fund income); and (b) diversify its holdings so that, at the end of each quarter of the Portfolio’s taxable year, (i) at least 50% of the market value of the Portfolio’s assets is represented by cash, securities of other regulated investment companies, U.S. government securities and other securities, with such other securities limited, in respect of any one issuer, to an amount not greater than 5% of the Portfolio’s assets and not greater than 10% of the outstanding voting securities of such issuer and (ii) not more than 25% of the value of its assets is invested in the securities (other than U.S. government securities or securities of other regulated investment companies) of any one issuer, any two or more issuers of which the Portfolio hold 20% or more of the voting stock and that are determined to be engaged in the same or similar trades or businesses or related trades or businesses or in the securities of one or more qualified publicly traded partnerships.

Although in general the passive loss rules of the Code do not apply to regulated investment companies, such rules do apply to a regulated investment company with respect to items attributable to an interest in a qualified publicly traded partnership.  Portfolio investments in partnerships, including in qualified publicly traded partnerships, may result in a Portfolio’s being subject to state, local or foreign income, franchise or withholding tax liabilities.

As a regulated investment company, each Portfolio will not be subject to U.S. federal income tax on its net investment income (i.e., income other than its net realized long-term and short-term capital gains) and its net realized long-term and short-term capital gains, if any, that it distributes to its shareholders, provided that an amount equal to at least the sum of (i) 90% of its “investment company taxable income” (i.e., its taxable income minus the excess, if any, of its net realized long-term capital gains over its net realized short-term capital losses (including any capital loss carryovers)), plus or minus certain other adjustments and (ii) 90% of its net tax-exempt income for the taxable year is distributed to its shareholders (the “Distribution Requirement”).  A Portfolio will be subject to tax at regular corporate rates on any taxable income or gains that it does not distribute to its shareholders.

The Code imposes a 4% nondeductible excise tax on a Portfolio to the extent that the Portfolio does not distribute by the end of any calendar year at least the sum of (i) 98% of its ordinary income for that year and (ii) 98% of its capital gain net income (both long-term and short-term) for the one-year period ending, as a general rule, on October 31 of that year.  For this purpose, however, any income or gain retained by a Portfolio that is subject to corporate income tax will be considered to have been distributed by year-end.  In addition, the minimum amounts that must be distributed in any year to avoid the excise tax will be increased or decreased to reflect any underdistribution or overdistribution, as the case may be, from the previous year.  Each Portfolio anticipates that it will pay such dividends and will make such distributions as are necessary in order to avoid the application of this excise tax.

If, in any taxable year, a Portfolio fails to qualify as a regulated investment company under the Code or fails to meet the Distribution Requirement, it will be taxed in the same manner as an ordinary corporation and distributions to its shareholders will not be deductible by the Portfolio in computing its taxable income.  In addition, in the event of a failure to qualify, a Portfolio’s distributions, to the extent derived from the Portfolio’s current or accumulated earnings and profits, including any distributions of net tax-exempt income and net long-term capital gains, will be taxable to shareholders as ordinary income.  However, such distributions will be eligible (i) to be treated as qualified dividend income in the case of shareholders taxed as individuals and (ii) for the dividends received deduction in the case of corporate shareholders.  If a Portfolio fails to qualify as a regulated investment company in any year, it must pay out its earnings and profits accumulated in that year in order to qualify again as a regulated investment company.  Moreover, if a Portfolio failed to qualify as a regulated investment company for a period greater than two taxable years, the Portfolio may be required to recognize any net built-in gains (i.e., the excess of the aggregate gains, including items of income, over aggregate losses that would have been realized if the Portfolio had been liquidated) if it qualifies as a regulated investment company in a subsequent year.

In certain situations, a Portfolio may, for a taxable year, defer all or a portion of its capital losses and currency losses realized after October until the next taxable year in computing its investment company taxable income and net capital gain, which will defer the recognition of such realized losses.  Such deferrals and other rules regarding gains and losses realized after October may affect the tax character of shareholder distributions.

Under Section 988 of the Code, gains or losses attributable to fluctuations in exchange rates between the time a Portfolio accrues income or receivables or expenses or other liabilities denominated in a foreign currency and the time the Portfolio actually collects such income or pays such liabilities are generally treated as ordinary income or ordinary loss. In general, gains (and losses) realized on debt instruments will be treated as Section 988 gain (or loss) to the extent attributable to changes in exchange rates between the U.S. dollar and the currencies in which the instruments are denominated. Similarly, gains or losses on foreign currency, foreign currency forward contracts and certain foreign currency options or futures contracts, to the extent attributable to fluctuations in exchange rates between the acquisition and disposition dates, are also treated as ordinary income or loss unless the Portfolio were to elect otherwise.

Foreign Investments.  Investors in the Prime Portfolio should be aware that it is possible that some portion of the Portfolio’s income from investments in obligations of foreign banks could be subject to foreign income or withholding taxes.  Tax conventions between certain countries and the United States may reduce or eliminate such taxes.  The Portfolio will not be eligible to elect to treat any foreign taxes it pays as paid by its shareholders, who therefore will not be entitled to credits for such taxes on their own tax returns.  Foreign taxes paid by the Portfolio will reduce the return from the Portfolio’s investments.

Taxation of U.S. Shareholders

Dividends and Distributions.  Dividends and other distributions by a Portfolio are generally treated under the Code as received by the shareholders at the time the dividend or distribution is made.  However,  any taxable dividend or distribution declared by a Portfolio in October, November or December of any calendar year and payable to shareholders of record on a specified date in such a month shall be deemed to have been received by each shareholder of the Portfolio on December 31 of such calendar year and to have been paid by the Portfolio not later than such December 31, provided that such dividend is actually paid by the Portfolio during January of the following calendar year.  Each Portfolio intends to declare dividend distributions daily and pay them monthly.  The Board will determine annually whether to distribute any net realized capital gains.  Each Portfolio currently expects to distribute any such excess annually to its shareholders.  However, if a Portfolio retains for investment an amount equal to all or a portion of its net realized capital gains, it will be subject to a corporate tax (currently at a rate of 35%) on the amount retained.  In that event, the Portfolio will designate such retained amounts as undistributed capital gains in a notice to its shareholders who (a) will be required to include in income for U.S. federal income tax purposes, as long-term capital gains, their proportionate shares of the undistributed amount, (b) will be entitled to credit their proportionate shares of the 35% tax paid by the Portfolio on the undistributed amount against their U.S. federal income tax liabilities, if any, and to claim refunds to the extent their credits exceed their tax liabilities, if any, and (c) will be entitled to increase their tax basis, for U.S. federal income tax purposes, in their shares by an amount equal to 65% of the amount of undistributed capital gains included in their income.  Organizations or persons not subject to federal income tax on such capital gains will be entitled to a refund of their pro rata share of such taxes paid by a Portfolio upon filing appropriate returns or claims for refund with the Internal Revenue Service (the “IRS”).

Dividends of net investment income and distributions of net realized short-term capital gains are taxable to U.S. shareholders as ordinary income, whether paid in cash or shares.  While neither Portfolio expects to realize net long-term capital gains, any distribution of such realized gains that a Portfolio designates as a capital gain distribution will be taxable as long-term capital gain, regardless of how long a shareholder has held shares of the Portfolio.  Distributions in excess of a Portfolio’s current and accumulated earnings and profits will, as to each shareholder, be treated as a tax-free return of capital to the extent of a shareholder’s basis in his shares of the Portfolio, and as a capital gain thereafter (if the shareholder holds the shares of the Portfolio as capital assets).  A shareholder of a Portfolio receiving dividends or distributions in the form of additional shares should be treated for U.S. federal income tax purposes as receiving a distribution in an amount equal to the amount of money that the shareholders receiving cash dividends or distributions will receive and should have a cost basis in the shares received equal to such amount.

Certain states exempt income dividends from mutual funds primarily invested in U.S. government securities from state income tax.  Shareholders are urged to consult their own tax advisor for restrictions and details.

Sales of Shares.  Upon the sale or exchange of his shares, a shareholder will realize a taxable gain or loss equal to the difference between the amount realized and his basis in his shares.  A redemption of shares by a Portfolio will be treated as a sale for this purpose.  Such gain or loss will be treated as capital gain or loss, if the shares are capital assets in the shareholder’s hands, and will be long-term capital gain or loss if the shares are held for more than one year and short-term capital gain or loss if the shares are held for one year or less.  Any loss realized on a sale or exchange will be disallowed to the extent the shares disposed of are replaced, including replacement through the reinvesting of dividends and capital gains distributions in the Portfolio, within a 61-day period beginning 30 days before and ending 30 days after the disposition of the shares.  In such a case, the basis of the shares acquired will be increased to reflect the disallowed loss.  Any loss realized by a shareholder on the sale of a Portfolio share held by the shareholder for six months or less will be treated for U.S. federal income tax purposes as a long-term capital loss to the extent of any distributions or deemed distributions of long-term capital gains received by the shareholder with respect to such share.  If a shareholder incurs a sales charge in acquiring shares of a Portfolio, disposes of those shares within 90 days and then acquires shares in a mutual fund for which the otherwise applicable sales charge is reduced by reason of a reinvestment right (e.g., an exchange privilege), the original sales charge will not be taken into account in computing gain/loss on the original shares to the extent the subsequent sales charge is reduced.  Instead, the disregarded portion of the original sales charge will be added to the tax basis of the newly acquired shares.  Furthermore, the same rule also applies to a disposition of the newly acquired shares made within 90 days of the second acquisition.  This provision prevents a shareholder from immediately deducting the sales charge by shifting his or her investment within a family of mutual funds.

Notices.  Shareholders will receive, if appropriate, various written notices after the close of a Portfolio’s taxable year regarding the U.S. federal income tax status of certain dividends, distributions and deemed distributions that were paid (or that are treated as having been paid) by the Portfolio to its shareholders during the preceding taxable year.

Other Taxes.  Dividends, distributions and redemption proceeds may also be subject to additional state, local and foreign taxes depending on each shareholder’s particular situation.

If a shareholder recognizes a loss with respect to a Portfolio’s shares of $2 million or more for an individual shareholder or $10 million or more for a corporate shareholder, the shareholder must file with the IRS a disclosure statement on Form 8886.  Direct shareholders of portfolio securities are in many cases exempted from this reporting requirement, but under current guidance, shareholders of a regulated investment company are not exempted.  The fact that a loss is reportable under these regulations does not affect the legal determination of whether the taxpayer’s treatment of the loss is proper.  Shareholders should consult their tax advisors to determine the applicability of these regulations in light of their individual circumstances.

Backup Withholding.  A Portfolio may be required to withhold, for U.S. federal income tax purposes, a portion of the dividends, distributions and redemption proceeds payable to shareholders who fail to provide the Portfolio with their correct taxpayer identification number or to make required certifications, or who have been notified by the IRS that they are subject to backup withholding.  Certain shareholders are exempt from backup withholding.  Backup withholding is not an additional tax and any amount withheld may be credited against a shareholder’s U.S. federal income tax liability.

Taxation of Non-U.S. Shareholders

Dividends paid by a Portfolio to non-U.S. shareholders are generally subject to withholding tax at a 30% rate or a reduced rate specified by an applicable income tax treaty to the extent derived from investment income and short-term capital gains.  In order to obtain a reduced rate of withholding, a non-U.S. shareholder will be required to provide an IRS Form W-8BEN certifying its entitlement to benefits under a treaty.  The withholding tax does not apply to regular dividends paid to a non-U.S. shareholder who provides a Form W-8ECI, certifying that the dividends are effectively connected with the non-U.S. shareholder’s conduct of a trade or business within the United States.  Instead, the effectively connected dividends will be subject to regular U.S. income tax as if the non-U.S. shareholder were a U.S. shareholder.  A non-U.S. corporation receiving effectively connected dividends may also be subject to additional “branch profits tax” imposed at a rate of 30% (or lower treaty rate).  A non-U.S. shareholder who fails to provide an IRS Form W-8BEN or other applicable form may be subject to backup withholding at the appropriate rate.

In general, United States federal withholding tax will not apply to any gain or income realized by a non-U.S. shareholder in respect of any distributions of net long-term capital gains over net short-term capital losses or upon the sale or other disposition of shares of a Portfolio.

THE FOREGOING IS ONLY A SUMMARY OF CERTAIN MATERIAL U.S. FEDERAL INCOME TAX CONSEQUENCES AFFECTING THE PORTFOLIOS AND THEIR SHAREHOLDERS.  PROSPECTIVE SHAREHOLDERS ARE ADVISED TO CONSULT THEIR OWN TAX ADVISERS WITH RESPECT TO THE PARTICULAR TAX CONSEQUENCES TO THEM OF AN INVESTMENT IN A PORTFOLIO.

INDEPENDENT REGISTERED PUBLIC ACCOUNTING FIRM AND COUNSEL

PricewaterhouseCoopers LLP (“PwC”), with principal offices at 100 E. Pratt Street, Suite 1900, Baltimore, MD, 21202-1096, serves as independent registered public accounting firm for the Fund.  The financial statements that are incorporated by reference into this Statement of Additional Information have been audited by PwC and have been incorporated by reference herein in reliance upon the report of such firm of independent accountants given upon their authority as experts in accounting and auditing.

Willkie Farr & Gallagher LLP, 787 Seventh Avenue, New York, NY 10019, serves as counsel for the Fund and provides legal services from time to time for Credit Suisse and CSAMSI.

MISCELLANEOUS

As of April 2, 2008, the name, address and percentage of ownership of each person that owns of record 5% or more of the Fund’s outstanding shares were as follows:

SHAREHOLDER	PERCENTAGE OF SHARES
Prime Portfolio – Class A MELLON BANK NA 1 MELLON CENTER SUITE 400 PITTSBURGH, PA 15258-0001	27.40%

Prime Portfolio – Class A CSWP MONEY FUND SETTLEMENT* ATTN: PROCASH PROCESSING C/O PERSHING LLC ONE PERSHING PLAZA 6TH FLOOR JERSEY CITY, NJ 07399-0001	24.09%

Prime Portfolio – Class A THE BOEING COMPANY 100 N. RIVERSIDE PLZ CHICAGO, IL 60606-2016	5.27%

Prime Portfolio – Class A SLM CORPORATION 12061 BLUEMONT WAY RESTON, VA 20190-5684	8.34%

Prime Portfolio – Class B CSWP MONEY FUND SETTLEMENT* ATTN: PROCASH PROCESSING C/O PERSHING LLC ONE PERSHING PLAZA 6TH FLOOR JERSEY CITY, NJ 07399-0001	95.77%

Prime Portfolio – Class C CSWP MONEY FUND SETTLEMENT* ATTN: PROCASH PROCESSING C/O PERSHING LLC ONE PERSHING PLAZA 6TH FLOOR JERSEY CITY, NJ 07399-0001	100%

Government Portfolio – Class A FIRST BOSTON CORP* PARK AVENUE PLAZA - 7TH FL. NEW YORK, NY 70055	21.99%

Government Portfolio – Class A FIRST BOSTON CORP* PARK AVENUE PLAZA - 7TH FL. NEW YORK, NY 70055	8.97%

Government Portfolio – Class A FIRST BOSTON CORP* PARK AVENUE PLAZA - 7TH FL. NEW YORK, NY 70055	7.96%

Government Portfolio – Class A CSWP MONEY FUND SETTLEMENT* ATTN: PROCASH PROCESSING C/O PERSHING LLC ONE PERSHING PLAZA 6TH FLOOR JERSEY CITY, NJ 07399-0001	56.84%

Government Portfolio – Class B CSWP MONEY FUND SETTLEMENT* ATTN: PROCASH PROCESSING C/O PERSHING LLC ONE PERSHING PLAZA 6TH FLOOR JERSEY CITY, NJ 07399-0001	100%

Government Portfolio – Class C CSWP MONEY FUND SETTLEMENT* ATTN: PROCASH PROCESSING C/O PERSHING LLC ONE PERSHING PLAZA 6TH FLOOR JERSEY CITY, NJ 07399-0001	100%

*The Fund does not believe that these entities are the beneficial owners of the shares held of record by them.

FINANCIAL STATEMENTS

The Fund’s audited Annual Report for the classes of shares it makes available, which either accompanies this Statement of Additional Information or has previously been provided to the investor to whom this Statement of Additional Information is being sent, as relevant to the particular investor, is incorporated herein by reference.  The Fund will furnish without charge a copy of its Annual Report upon request by calling Credit Suisse Funds at 800-222-8977.

APPENDIX A

DESCRIPTION OF COMMERCIAL PAPER RATINGS

Commercial paper rated A-1 by the Standard & Poor’s Division of The McGraw-Hill Companies Inc. (“S&P”) indicates that the degree of safety regarding timely payment is strong.  Those issues determined to possess extremely strong safety characteristics are denoted with a plus sign designation.  Capacity for timely payment on commercial paper rated A-2 is satisfactory, but the relative degree of safety is not as high as for issues designated A-1.

The rating Prime-1 is the highest commercial paper rating assigned by Moody’s Investor Services (“Moody’s”).  Issuers rated Prime-1 (or related supporting institutions) are considered to have a superior capacity for repayment of short-term promissory obligations.  Issuers rated Prime-2 (or related supporting institutions) are considered to have a strong capacity for repayment of short-term promissory obligations.  This will normally be evidenced by many of the characteristics of issuers rated Prime-1 but to a lesser degree.  Earnings trends and coverage ratios, while sound, will be more subject to variation.  Capitalization characteristics, while still appropriate, may be more affected by external conditions.  Ample alternative liquidity is maintained.

Fitch, Inc. employs the rating F-1+ to indicate issues regarded as having the strongest degree of assurance for timely payment.  The rating F-1 reflects an assurance of timely payment only slightly less in degree than issues rated F-1+, while the rating F-2 indicates a satisfactory degree of assurance for timely payment, although the margin of safety is not as great as indicated by the F-1+ and F-1 categories.

A-1

APPENDIX B

CREDIT SUISSE ASSET MANAGEMENT, LLC

CREDIT SUISSE FUNDS

CREDIT SUISSE INSTITUTIONAL FUNDS

CREDIT SUISSE CLOSED-END FUNDS

PROXY VOTING POLICY AND PROCEDURES

Introduction

Credit Suisse Asset Management, LLC (“Credit Suisse”) is a fiduciary that owes each of its clients duties of care and loyalty with respect to proxy voting.  The duty of care requires Credit Suisse to monitor corporate events and to vote proxies.  To satisfy its duty of loyalty, Credit Suisse must cast proxy votes in the best interests of each of its clients.

The Credit Suisse Funds, Credit Suisse Institutional Funds, and Credit Suisse Closed-End Funds (the “Funds”), which have engaged Credit Suisse Asset Management, LLC as their investment adviser, are of the belief that the proxy voting process is a means of addressing corporate governance issues and encouraging corporate actions both of which can enhance shareholder value.

Policy

The Proxy Voting Policy (the “Policy”) set forth below is designed to ensure that proxies are voted in the best interests of Credit Suisse’s clients.  The Policy addresses particular issues and gives a general indication of how Credit Suisse will vote proxies.  The Policy is not exhaustive and does not include all potential issues.

Proxy Voting Committee

The Proxy Voting Committee will consist of a member of the Portfolio Management Department, a member of the Legal and Compliance Department, and a member of the Operations Department (or their designees).  The purpose of the Proxy Voting Committee is to administer the voting of all clients’ proxies in accordance with the Policy.  The Proxy Voting Committee will review the Policy annually to ensure that it is designed to promote the best interests of Credit Suisse’s clients.

For the reasons disclosed below under “Conflicts,” the Proxy Voting Committee has engaged the services of an independent third party (initially, Institutional Shareholder Services (“ISS”)) to assist in issue analysis and vote recommendation for proxy proposals.  Proxy proposals addressed by the Policy will be voted in accordance with the Policy.  Proxy proposals addressed by the Policy that require a case-by-case analysis will be voted in accordance with the vote recommendation of ISS.  Proxy proposals not addressed by the Policy will also be voted in accordance with the vote recommendation of ISS.  To the extent that the Proxy Voting Committee proposes to deviate from the Policy or the ISS vote recommendation, the Committee shall obtain client consent as described below.

Credit Suisse investment professionals may submit a written recommendation to the Proxy Voting Committee to vote in a manner inconsistent with the Policy and/or the recommendation of ISS.  Such recommendation will set forth its basis and rationale.  In addition, the investment professional must confirm in writing that he/she is not aware of any conflicts of interest concerning the proxy matter or provide a full and complete description of the conflict.

Conflicts

Credit Suisse is the part of the asset management business of Credit Suisse one of the world’s leading banks.  As part of a global, full service investment-bank, broker-dealer, and asset-management organization, Credit Suisse and its affiliates and personnel may have multiple advisory, transactional, financial, and other interests in securities, instruments, and companies that may be purchased or sold by Credit Suisse for its clients’ accounts.  The interests of Credit Suisse and/or its affiliates and personnel may conflict with the interests of Credit Suisse’s clients in connection with any proxy issue.  In addition, Credit Suisse may not be able to identify all of the conflicts of interest relating to any proxy matter.

Consent

In each and every instance in which the Proxy Voting Committee favors voting in a manner that is inconsistent with the Policy or the vote recommendation of ISS (including proxy proposals addressed and not addressed by the Policy), it shall disclose to the client conflicts of interest information and obtain client consent to vote.  Where the client is a Fund, disclosure shall be made to any one director who is not an “interested person,” as that term is defined under the Investment Company Act of 1940, as amended, of the Fund.

Recordkeeping

Credit Suisse is required to maintain in an easily accessible place for five years all records relating to proxy voting.

These records include the following:

•                  a copy of the Policy;

•                  a copy of each proxy statement received on behalf of Credit Suisse clients;

•                  a record of each vote cast on behalf of Credit Suisse clients;

•                  a copy of all documents created by Credit Suisse personnel that were material to making a decision on a vote or that memorializes the basis for the decision; and

•                  a copy of each written request by a client for information on how Credit Suisse voted proxies, as well as a copy of any written response.

Credit Suisse reserves the right to maintain certain required proxy records with ISS in accordance with all applicable regulations.

Disclosure

Credit Suisse will describe the Policy to each client.  Upon request, Credit Suisse will provide any client with a copy of the Policy.  Credit Suisse will also disclose to its clients how they can obtain information on their proxy votes.

ISS will capture data necessary for Funds to file Form N-PX on an annual basis concerning their proxy voting record in accordance with applicable law.

Procedures

The Proxy Voting Committee will administer the voting of all client proxies. Credit Suisse has engaged ISS as an independent third party proxy voting service to assist in the voting of client proxies.  ISS will coordinate with each client’s custodian to ensure that proxy materials reviewed by the custodians are processed in a timely fashion.  ISS will provide Credit Suisse with an analysis of proxy issues and a vote recommendation for proxy proposals.  ISS will refer proxies to the Proxy Voting Committee for instructions when the application of the Policy is not clear.  The Proxy Voting Committee will notify ISS of any changes to the Policy or deviating thereof.

PROXY VOTING POLICY

Operational Items

Adjourn Meeting

Proposals to provide management with the authority to adjourn an annual or special meeting will be determined on a case-by-case basis.

Amend Quorum Requirements

Proposals to reduce quorum requirements for shareholder meetings below a majority of the shares outstanding will be determined on a case-by-case basis.

Amend Minor Bylaws

Generally vote for bylaw or charter changes that are of a housekeeping nature.

Change Date, Time, or Location of Annual Meeting

Generally vote for management proposals to change the date/time/location of the annual meeting unless the proposed change is unreasonable.  Generally vote against shareholder proposals to change the date/time/location of the annual meeting unless the current scheduling or location is unreasonable.

Ratify Auditors

Generally vote for proposals to ratify auditors unless: (1) an auditor has a financial interest in or association with the company, and is therefore not independent; (2) fees for non-audit services are excessive, or (3) there is reason to believe that the independent auditor has rendered an opinion, which is neither accurate nor indicative of the company’s financial position.  Generally vote on a case-by-case basis on shareholder proposals asking companies to prohibit their auditors from engaging in non-audit services (or capping the level of non-audit services).  Generally vote on a case-by-case basis on auditor rotation proposals taking into consideration: (1) tenure of audit firm; (2) establishment and disclosure of a renewal process whereby the auditor is regularly evaluated for both audit quality and competitive price; (3) length of the rotation period advocated in the proposal, and (4) significant audit related issues.

Board of Directors

Voting on Director Nominees in Uncontested Elections

Generally votes on director nominees on a case-by-case basis.  Votes may be withheld: (1) from directors who attended less than 75% of the board and committee meetings without a valid reason for the absences; (2) implemented or renewed a dead-hand poison pill; (3) ignored a shareholder proposal that was approved by a majority of the votes cast for two consecutive years; (4) ignored a shareholder proposal approved by a majority of the shares outstanding; (5) have failed to act on takeover offers where the majority of the shareholders have tendered their shares; (6) are inside directors or affiliated outside directors and sit on the audit, compensation, or nominating committee; (7) are inside directors or affiliated outside directors and the full board serves as the audit, compensation, or nominating committee or the company does not have one of these committees; or (8) are audit committee members and the non-audit fees paid to the auditor are excessive

Cumulative Voting

Proposals to eliminate cumulative voting will be determined on a case-by-case basis. Proposals to restore or provide for cumulative voting in the absence of sufficient good governance provisions and/or poor relative shareholder returns will be determined on a case-by-case basis.

Director and Officer Indemnification and Liability Protection

Proposals on director and officer indemnification and liability protection generally evaluated on a case-by-case basis.  Generally vote against proposals that would: (1) eliminate entirely directors’ and officers’ liability for monetary damages for violating the duty of care; or (2) expand coverage beyond just legal expenses to acts, such as negligence, that are more serious violations of fiduciary obligation than mere carelessness.  Generally vote for only those proposals providing such expanded coverage in cases when a director’s or officer’s legal defense was unsuccessful if: (1) the director was found to have acted in good faith and in a manner that he reasonably believed was in the best interests of the company, and (2) only if the director’s legal expenses would be covered.

Filling Vacancies/Removal of Directors

Generally vote against proposals that provide that directors may be removed only for cause.  Generally vote for proposals to restore shareholder ability to remove directors with or without cause.  Proposals that provide that only continuing directors may elect replacements to fill board vacancies will be determined on a case-by-case basis.  Generally vote for proposals that permit shareholders to elect directors to fill board vacancies.

Independent Chairman (Separate Chairman/CEO)

Generally vote for shareholder proposals requiring the position of chairman be filled by an independent director unless there are compelling reasons to recommend against the proposal, including: (1) designated lead director, elected by and from the independent board members with clearly delineated duties; (2) 2/3 independent board; (3) all independent key committees; or (4) established governance guidelines.

Majority of Independent Directors

Generally vote for shareholder proposals requiring that the board consist of a majority or substantial majority (two-thirds) of independent directors unless the board composition already meets the adequate threshold.  Generally vote for shareholder proposals requiring the board audit, compensation, and/or nominating committees be composed exclusively of independent directors if they currently do not meet that standard.  Generally withhold votes from insiders and affiliated outsiders sitting on the audit, compensation, or nominating committees.  Generally withhold votes from insiders and affiliated outsiders on boards that are lacking any of these three panels.  Generally withhold votes from insiders and affiliated outsiders on boards that are not at least majority independent.

Term Limits

Generally vote against shareholder proposals to limit the tenure of outside directors.

Proxy Contests

Voting on Director Nominees in Contested Elections

Votes in a contested election of directors should be decided on a case-by-case basis, with shareholders determining which directors are best suited to add value for shareholders.  The major decision factors are: (1) company performance relative to its peers; (2) strategy of the incumbents versus the dissidents; (3) independence of directors/nominees; (4) experience and skills of board candidates; (5) governance profile of the company; (6) evidence of management entrenchment; (7) responsiveness to shareholders; or (8) whether takeover offer has been rebuffed.

Amend Bylaws without Shareholder Consent

Proposals giving the board exclusive authority to amend the bylaws will be determined on a case-by-case basis.  Proposals giving the board the ability to amend the bylaws in addition to shareholders will be determined on a case-by-case basis.

Confidential Voting

Generally vote for shareholder proposals requesting that corporations adopt confidential voting, use independent vote tabulators and use independent inspectors of election, as long as the proposal includes a provision for proxy contests as follows: In the case of a contested election, management should be permitted to request that the dissident group honor its confidential voting policy.  If the dissidents agree, the policy may remain in place.  If the dissidents will not agree, the confidential voting policy may be waived.  Generally vote for management proposals to adopt confidential voting.

Cumulative Voting

Proposals to eliminate cumulative voting will be determined on a case-by-case basis.  Proposals to restore or provide for cumulative voting in the absence of sufficient good governance provisions and/or poor relative shareholder returns will be determined on a case-by-case basis.

Antitakeover Defenses and Voting Related Issues

Advance Notice Requirements for Shareholder Proposals/Nominations

Votes on advance notice proposals are determined on a case-by-case basis.

Amend Bylaws without Shareholder Consent

Proposals giving the board exclusive authority to amend the bylaws will be determined on a case-by-case basis.  Generally vote for proposals giving the board the ability to amend the bylaws in addition to shareholders.

Poison Pills (Shareholder Rights Plans)

Generally vote for shareholder proposals requesting that the company submit its poison pill to a shareholder vote or redeem it.  Votes regarding management proposals to ratify a poison pill should be determined on a case-by-case basis.  Plans should embody the following attributes: (1) 20% or higher flip-in or flip-over; (2) two to three year sunset provision; (3) no dead-hand or no-hand features; or (4) shareholder redemption feature

Shareholders’ Ability to Act by Written Consent

Generally vote against proposals to restrict or prohibit shareholders’ ability to take action by written consent.  Generally vote for proposals to allow or make easier shareholder action by written consent.

Shareholders’ Ability to Call Special Meetings

Proposals to restrict or prohibit shareholders’ ability to call special meetings or that remove restrictions on the right of shareholders to act independently of management will be determined on a case-by-case basis.

Supermajority Vote Requirements

Proposals to require a supermajority shareholder vote will be determined on a case-by-case basis Proposals to lower supermajority vote requirements will be determined on a case-by-case basis.

Merger and Corporate Restructuring

Appraisal Rights

Generally vote for proposals to restore, or provide shareholders with, rights of appraisal.

Asset Purchases

Generally vote case-by-case on asset purchase proposals, taking into account: (1) purchase price, including earnout and contingent payments; (2) fairness opinion; (3) financial and strategic benefits; (4) how the deal was negotiated; (5) conflicts of interest; (6) other alternatives for the business; or (7) noncompletion risk (company’s going concern prospects, possible bankruptcy).

Asset Sales

Votes on asset sales should be determined on a case-by-case basis after considering: (1) impact on the balance sheet/working capital; (2) potential elimination of diseconomies; (3) anticipated financial and operating benefits; (4) anticipated use of funds; (5) value received for the asset; fairness opinion (if any); (6) how the deal was negotiated; or (6) Conflicts of interest

Conversion of Securities

Votes on proposals regarding conversion of securities are determined on a case-by-case basis. When evaluating these proposals, should review (1) dilution to existing shareholders’ position; (2) conversion price relative to market value; (3) financial issues: company’s financial situation and degree of need for capital; effect of the transaction on the company’s cost of capital; (4) control issues: change in management; change in control; standstill provisions and voting agreements; guaranteed contractual board and committee seats for investor; veto power over certain corporate actions; (5) termination penalties; (6) conflict of interest: arm’s length transactions, managerial incentives.  Generally vote for the conversion if it is expected that the company will be subject to onerous penalties or will be forced to file for bankruptcy if the transaction is not approved.

Corporate Reorganization

Votes on proposals to increase common and/or preferred shares and to issue shares as part of a debt restructuring plan are determined on a case-by-case basis, after evaluating: (1) dilution to existing shareholders’ position; (2) terms of the offer; (3) financial issues; (4) management’s efforts to pursue other alternatives; (5) control issues; (6) conflict of interest.  Generally vote for the debt restructuring if it is expected that the company will file for bankruptcy if the transaction is not approved.

Reverse Leveraged Buyouts

Votes on proposals to increase common and/or preferred shares and to issue shares as part of a debt restructuring plan are determined on a case-by-case basis, after evaluating: (1) dilution to existing shareholders’ position; (2) terms of the offer; (3) financial issues; (4) management’s efforts to pursue other alternatives; (5) control issues; (6) conflict of interest.  Generally vote for the debt restructuring if it is expected that the company will file for bankruptcy if the transaction is not approved.

Formation of Holding Company

Votes on proposals regarding the formation of a holding company should be determined on a case-by-case basis taking into consideration: (1) the reasons for the change; (2) any financial or tax benefits; (3) regulatory benefits; (4) increases in capital structure; (5) changes to the articles of incorporation or bylaws of the company.  Absent compelling financial reasons to recommend the transaction, generally vote against the formation of a holding company if the transaction would include either of the following: (1) increases in common or preferred stock in excess of the allowable maximum as calculated a model capital structure; (2) adverse changes in shareholder rights; (3) going private transactions; (4) votes going private transactions on a case-by-case basis, taking into account: (a) offer price/premium; (b) fairness opinion; (c) how the deal was negotiated; (d) conflicts of interest; (e) other alternatives/offers considered; (f) noncompletion risk.

Joint Ventures

Vote on a case-by-case basis on proposals to form joint ventures, taking into account: (1) percentage of assets/business contributed; (2) percentage ownership; (3) financial and strategic benefits; (4) governance structure; (5) conflicts of interest; (6) other alternatives; (7) noncompletion risk; (8) liquidations.  Votes on liquidations should be determined on a case-by-case basis after reviewing: (1) management’s efforts to pursue other alternatives such as mergers; (2) appraisal value of the assets (including any fairness opinions); (3) compensation plan for executives managing the liquidation.  Generally vote for the liquidation if the company will file for bankruptcy if the proposal is not approved.

Mergers and Acquisitions

Votes on mergers and acquisitions should be considered on a case-by-case basis, determining whether the transaction enhances shareholder value by giving consideration to: (1) prospects of the combined companies; (2) anticipated financial and operating benefits; (3) offer price; (4) fairness opinion; (5) how the deal was negotiated; (6) changes in corporate governance and their impact on shareholder rights; (7) change in the capital structure; (8) conflicts of interest.

Private Placements

Votes on proposals regarding private placements should be determined on a case-by-case basis. When evaluating these proposals, should review: (1) dilution to existing shareholders’ position; (2) terms of the offer; (3) financial issues; (4) management’s efforts to pursue alternatives such as mergers; (5) control issues; (6) conflict of interest.  Generally vote for the private placement if it is expected that the company will file for bankruptcy if the transaction is not approved.

Prepackaged Bankruptcy Plans

Votes on proposals to increase common and/or preferred shares and to issue shares as part of a debt restructuring plan are determined on a case-by-case basis, after evaluating: (1) dilution to existing shareholders’ position; (2) terms of the offer; (3) financial issues; (4) management’s efforts to pursue other alternatives; (5) control issues; (6) conflict of interest.  Generally vote for the debt restructuring if it is expected that the company will file for bankruptcy if the transaction is not approved.

Recapitalization

Votes case-by-case on recapitalizations (reclassifications of securities), taking into account: (1) more simplified capital structure; (2) enhanced liquidity; (3) fairness of conversion terms, including fairness opinion; (4) impact on voting power and dividends; (5) reasons for the reclassification; (6) conflicts of interest; (7) other alternatives considered.

Reverse Stock Splits

Generally vote for management proposals to implement a reverse stock split when the number of authorized shares will be proportionately reduced.  Generally vote for management proposals to implement a reverse stock split to avoid delisting.  Votes on proposals to implement a reverse stock split that do not proportionately reduce the number of shares authorized for issue should be determined on a case-by-case basis.

Spinoffs

Votes on spinoffs should be considered on a case-by-case basis depending on: (1) tax and regulatory advantages; (2) planned use of the sale proceeds; (3) valuation of spinoff; fairness opinion; (3) benefits that the spinoff may have on the parent company including improved market focus; (4) conflicts of interest; managerial incentives; (5) any changes in corporate governance and their impact on shareholder rights; (6) change in the capital structure

Value Maximization Proposals

Vote case-by-case on shareholder proposals seeking to maximize shareholder value.

Capital Structure

Adjustments to Par Value of Common Stock

Generally vote for management proposals to reduce the par value of common stock unless the action is being taken to facilitate an antitakeover device or some other negative corporate governance action.  Generally vote for management proposals to eliminate par value.

Common Stock Authorization

Votes on proposals to increase the number of shares of common stock authorized for issuance are determined on a case-by-case basis.  Generally vote against proposals at companies with dual-class capital structures to increase the number of authorized shares of the class of stock that has superior voting rights.  Generally vote for proposals to approve increases beyond the allowable increase when a company’s shares are in danger of being delisted or if a company’s ability to continue to operate as a going concern is uncertain.

Dual-class Stock

Generally vote against proposals to create a new class of common stock with superior voting rights.  Generally vote for proposals to create a new class of nonvoting or subvoting common stock if: (1) it is intended for financing purposes with minimal or no dilution to current shareholders; (2) it is not designed to preserve the voting power of an insider or significant shareholder.

Issue Stock for Use with Rights Plan

Generally vote against proposals that increase authorized common stock for the explicit purpose of implementing a shareholder rights plan.

Preemptive Rights

Votes regarding shareholder proposals seeking preemptive rights should be determined on a case-by-case basis after evaluating: (1) the size of the company; (2) the shareholder base; (3) the liquidity of the stock

Preferred Stock

Generally vote against proposals authorizing the creation of new classes of preferred stock with unspecified voting, conversion, dividend distribution, and other rights (“blank check” preferred stock).  Generally vote for proposals to create “declawed” blank check preferred stock (stock that cannot be used as a takeover defense).  Generally vote for proposals to authorize preferred stock in cases where the company specifies the voting, dividend, conversion, and other rights of such stock and the terms of the preferred stock appear reasonable.  Generally vote against proposals to increase the number of blank check preferred stock authorized for issuance when no shares have been issued or reserved for a specific purpose.  Generally vote case-by-case on proposals to increase the number of blank check preferred shares after analyzing the number of preferred shares available for issue given a company’s industry and performance in terms of shareholder returns.

Recapitalization

Vote case-by-case on recapitalizations (reclassifications of securities), taking into account: (1) more simplified capital structure; (2) enhanced liquidity; (3) fairness of conversion terms, including fairness opinion; (4) impact on voting power and dividends; (5) reasons for the reclassification; (6) conflicts of interest; (7) other alternatives considered.

Reverse Stock Splits

Generally vote for management proposals to implement a reverse stock split when the number of authorized shares will be proportionately reduced.  Generally vote for management proposals to implement a reverse stock split to avoid delisting.  Votes on proposals to implement a reverse stock split that do not proportionately reduce the number of shares authorized for issue should be determined on a case-by-case basis.

Share Repurchase Programs

Generally vote for management proposals to institute open-market share repurchase plans in which all shareholders may participate on equal terms.

Stock Distributions: Splits and Dividends

Generally vote for management proposals to increase the common share authorization for a stock split or share dividend, provided that the increase in authorized shares would not result in an excessive number of shares available for issuance.

Tracking Stock

Votes on the creation of tracking stock are determined on a case-by-case basis, weighing the strategic value of the transaction against such factors as: (1) adverse governance changes; (2) excessive increases in authorized capital stock; (3) unfair method of distribution; (4) diminution of voting rights; (5) adverse conversion features; (6) negative impact on stock option plans; (7) other alternatives such as a spinoff.

Executive and Director Compensation

Executive and Director Compensation

Votes on compensation plans for directors are determined on a case-by-case basis.

Stock Plans in Lieu of Cash

Votes for plans which provide participants with the option of taking all or a portion of their cash compensation in the form of stock are determined on a case-by-case basis.  Generally vote for plans which provide a dollar-for-dollar cash for stock exchange.  Votes for plans which do not provide a dollar-for-dollar cash for stock exchange should be determined on a case-by-case basis.

Director Retirement Plans

Generally vote against retirement plans for nonemployee directors.  Generally vote for shareholder proposals to eliminate retirement plans for nonemployee directors.

Management Proposals Seeking Approval to Reprice Options

Votes on management proposals seeking approval to reprice options are evaluated on a case-by-case basis giving consideration to the following: (1) historic trading patterns; (2) rationale for the repricing; (3) value-for-value exchange; (4) option vesting; (5) term of the option; (6) exercise price; (7) participants; (8) employee stock purchase plans.  Votes on employee stock purchase plans should be determined on a case-by-case basis.  Generally vote for employee stock purchase plans where: (1) purchase price is at least 85 percent of fair market value; (2) offering period is 27 months or less, and (3) potential voting power dilution (VPD) is ten percent or less.  Generally vote against employee stock purchase plans where either: (1) purchase price is less than 85 percent of fair market value; (2) Offering period is greater than 27 months, or (3) VPD is greater than ten percent

Incentive Bonus Plans and Tax Deductibility Proposals

Generally vote for proposals that simply amend shareholder-approved compensation plans to include administrative features or place a cap on the annual grants any one participant may receive.  Generally vote for proposals to add performance goals to existing compensation plans.  Votes to amend existing plans to increase shares reserved and to qualify for favorable tax treatment considered on a case-by-case basis.  Generally vote for cash or cash and stock bonus plans that are submitted to shareholders for the purpose of exempting compensation from taxes if no increase in shares is requested.

Employee Stock Ownership Plans (ESOPs)

Generally vote for proposals to implement an ESOP or increase authorized shares for existing ESOPs, unless the number of shares allocated to the ESOP is excessive (more than five percent of outstanding shares.)

401(k) Employee Benefit Plans

Generally vote for proposals to implement a 401(k) savings plan for employees.

Shareholder Proposals Regarding Executive and Director Pay

Generally vote for shareholder proposals seeking additional disclosure of executive and director pay information, provided the information requested is relevant to shareholders’ needs, would not put the company at a competitive disadvantage relative to its industry, and is not unduly burdensome to the company.  Generally vote against shareholder proposals seeking to set absolute levels on compensation or otherwise dictate the amount or form of compensation.  Generally vote against shareholder proposals requiring director fees be paid in stock only.  Generally vote for shareholder proposals to put option repricings to a shareholder vote.  Vote for shareholders proposals to exclude pension fund income in the calculation of earnings used in determining executive bonuses/compensation.  Vote on a case-by-case basis for all other shareholder proposals regarding executive and director pay, taking into account company performance, pay level versus peers, pay level versus industry, and long term corporate outlook.

Performance-Based Option Proposals

Generally vote for shareholder proposals advocating the use of performance-based equity awards (indexed, premium-priced, and performance-vested options), unless: (1) the proposal is overly restrictive; or (2) the company demonstrates that it is using a substantial portion of performance-based awards for its top executives.

Stock Option Expensing

Generally vote for shareholder proposals asking the company to expense stock options unless the company has already publicly committed to start expensing by a specific date.

Golden and Tin Parachutes

Generally vote for shareholder proposals to require golden and tin parachutes to be submitted for shareholder ratification, unless the proposal requires shareholder approval prior to entering into employment contracts.  Vote on a case-by-case basis on proposals to ratify or cancel golden or tin parachutes.

June 5, 2007

Appendix C*

Fee Arrangement for the Sale of Common Class

Dealer name	Fee Arrangement (As A Percentage Of The Fund’s Average Net Assets)
A G Edwards & Sons Inc

0.25% plus Networking Reimbursement - (for Level One accounts we will pay $6/account ($1.50/qtr); for Level Three accounts we will pay $12/account ($3/qtr); and for Level Four accounts we will pay $6/account ($1.50/qtr);

.3% of average daily value for all shares

ADP Broker-Dealer, Inc.	0.25%

Ridge Clearing & Outsourcing Solutions, Inc.	Up to 0.25% for all programs other than index funds — .15% for index funds

Advisors Clearing Network, Inc.	0.25%

American General Ret. Services	0.40%

Bear Stearns Securities Corp.	0.25%

Charles Schwab & Co	0.40% for qualifying shares

CIBC World Markets Corp	0.25%

Citigroup Global Markets Inc.

0.25% through Custody programs; 0.35% for Investment Advisory and trading programs; 0.25% for retirement programs, $12 annual fee per each participant in a retirement plan, not to exceed 0.40% of the average daily net assets investing in the Funds through a retirement program

CitiStreet Associates LLC	0.35% of equity funds; 0.25% of fixed income funds

City National Bank	0.35% of equity funds; 0.25% of fixed income funds

Dain Rauscher Incorporated	0.20%; when aggregate assets reach $15 million, the fee will increase to 0.25%

Datalynx	0.25%

Dreyfus Trust Co	0.25%

*                                         This Appendix concerning special fee arrangements contains information about fee arrangements for all classes of shares offered by Credit Suisse Funds.  Some of these classes may not be offered by your Fund.

Dealer name	Fee Arrangement (As A Percentage Of The Fund’s Average Net Assets)
E*Trade Securities	0.25% of equity funds; 0.20% of fixed income funds

Fidelity Investments (FIIOC)	For certain funds: 0.40%/0.25% on average net assets

First Union National Bank	0.40% of equity funds; 0.25% of fixed income funds

FSC Securities Corp.	0.30%

GWFS Equities, Inc.	0.60% (0.40% for recordkeeping fee, 0.20% for distribution fee.)

Hewitt Associates LLC	0.25%; total annual fee increases to 0.30% for the period during which the aggregate total of all plan assets invested in common class shares of Credit Suisse Funds is $50 million or more

ICMA-RC Services, LLC	0.30%

Lehman Brothers	0.10% of CS Cash Reserve Fund

Linsco Private Ledger	0.15% for existing clients or 0.25% for new clients

Marshall & Ilsley Trust Co., NA	0.30%

Metlife Securities, Inc.	Up to 0.35%

Metropolitan Life Ins Co.	0.25%

Morgan Stanley Dean Witter	0.25%

National Investor Service Corp	0.35%

Nationwide Financial Services Inc	Between 0.25% and 0.40% based on Insurance Variable Accounts involved and the Fund it invests in

Prudential Investment Management Services, LLC	0.30%

Princeton Retirement Group (formerly known as AMVESCAP Retirement, Inc)

0.40%, provided, however, that the fee will be 0.15% with respect to the Common Class shares of any Credit Suisse Fund for which a fee of 0.25% is payable to the Clearing Broker other than GPC Services

Raymond James & Associates, Inc	• 0.20%

• $9.00 per Level 3 networked position per year or $2.25 per position per quarter, or an amount greater than $9.00 per position as previously agreed to by Credit Suisse and Raymond James

• 0.10% of an investor’s total purchase amount (the “Gross Sales”)

Dealer name	Fee Arrangement (As A Percentage Of The Fund’s Average Net Assets)
of all “Qualifying Shares” of the Funds

• additional payments between 0.02% and 0.05% annually

Raymond James Financial Services, Inc.	• 0.20%

• $9.00 per Level 3 networked position per year or $2.25 per position per quarter, or an amount greater than $9.00 per position as previously agreed to by Credit Suisse and Raymond James

• 0.10% of an investor’s total purchase amount (the “Gross Sales”) of all “Qualifying Shares” of the Funds

• additional payments between 0.02% and 0.05% annually

RBC Dain Rauscher Inc	0.20%

Fiserv Trust Company	0.25% of equity funds; 0.15% of fixed income funds except for 0.25% of Global Fixed Income Fund

Royal Alliance Associates	0.30%

Sunamerica Securities	0.30%

The Prudential Insurance Company of America	0.25%

The Vanguard Group	0.25%

UBS Financial Services	0.30%

USAA Investment Management Co	0.30% of equity funds; 0.20% of fixed income funds

AIG Retirement Advisors	0.40%

Wachovia Securities, LLC	0.30%

Wells Fargo Bank MN, N.A.	0.35%

Wells Fargo Retirement Plan Services	0.35%

MSCS Financial Services LLC	For all available Credit Suisse Funds, the fee rate shall be 0.40%, except that for Credit Suisse Commodity Return Strategy Fund, the fee rate shall be 0.25%

Fee Arrangement for the Sale of Advisor Class

Dealer name	Fee Arrangement (As A Percentage Of The Fund’s Average Net Assets)
American General Ret. Services	0.75% except for 0.50% of Fixed Income Fund

CitiStreet Association	.50%

Charles Schwab	.50% for qualifying shares

First Union National Bank

(i) a one-time fee equal to 0.50% on assets of Fund shares in cases where there is: (a) a change of plan recordkeeper from a party unaffiliated with First Union to First Union (using the 401K Broker-Sold Platform) and (b) a simultaneous transfer of existing plan assets to a Fund, or (ii) a one-time fee equal to 0.25% on assets of Fund shares for each new contribution by plan participants into a Fund (excluding reallocations of existing plan assets) in the 401(k) Broker-Sold Platform

GWFS Equities, Inc.	0.75% of equity funds; 0.50% of fixed income funds

ICMA-RC Services, LLC	0.50% for all except Global Fixed Income; Sub TA fees 0.20%

Marshall & Ilsely Trust Co., NA	Standard 12b-1 plus 0.20% Sub TA

Metlife Securities, Inc.	0.50% and 1% finders fee on the gross of all new contributions

MSCS Financial Services LLC

0.50% for all available Equity Funds and 0.25% for all available Fixed Income Funds;  in addition to the fees stated above, sub-transfer agency fee equal to 0.20% of the average daily net assets of Advisor Class Fund shares

Princeton Retirement Group (formerly known as AMVESCAP Retirement, Inc)

0.75%, provided, however, that the fee will be 0.25% with respect to the Advisor Class shares of any Credit Suisse Fund for which a fee of 0.50% is payable to the Clearing Broker other than GPC Securities

Prudential Investment Management Services, LLC	0.65% of equity funds; 0.40% of fixed income funds; 0.50% of Credit Suisse Fixed Income Fund

Raymond James & Associates, Inc	• Standard 12b-1 fee, plus;

• $9.00 per Level 3 networked position per year or $2.25 per position per quarter, or an amount greater than $9.00 per position as previously agreed to by Credit Suisse and Raymond James

• 0.10% of an investor’s total purchase amount (the “Gross Sales”) of all “Qualifying Shares” of the Funds

• additional payments between 0.02% and 0.05% annually

Raymond James Financial Services, Inc.	• Standard 12b-1 fee, plus;

• $9.00 per Level 3 networked position per year or $2.25 per position per quarter, or an amount greater than $9.00 per position as previously agreed to by Credit Suisse and Raymond James

• 0.10% of an investor’s total purchase amount (the “Gross Sales”) of all “Qualifying Shares” of the Funds

• additional payments between 0.02% and 0.05% annually

AIG Retirement Advisors	0.75% except for 0.50% of Fixed Income Fund

Vertical Management Systems	Standard 12b-1 plus 0.15% Sub TA

Wachovia Securities	.50% for all funds — exceptions: .25% for fixed income

Fee Arrangement for the Sale of Classes A, B and C

Dealer name	Fee Arrangement (As A Percentage Of The Fund’s Average Net Assets)
A G Edwards & Sons Inc	In addition to the standard compensation, $6 per Level One account; $12 per Level Three account; and $6 per Level Four account

Charles Schwab	$20 annual per position maintenance fee; $6 annual networking fee

Citigroup Global Markets Inc.	In addition to the standard compensation, $1.50/quarter per network account; 0.10% on gross sales; 0.0125% per quarter on assets (or 0.05% annually)

Linsco Private Ledger

12b-1 fees plus sub-TA fees equal to (i) 0.25% of the average net assets represented by Class A shares of qualified accounts and (ii) 0.15% of the average net assets represented by Class A shares of non-qualified accounts held by customers of LPL

Morgan Stanley DW Inc.	• Standard 12b-1 fee, plus;

• 0.20% of an investor’s total purchase amount: (i) in Morgan Stanley accounts and (ii) where Morgan Stanley is designated by purchasers as broker-dealer

• 0.05% per year of the total value of all “Qualifying Shares”

•

Networking fee of $10.00 annually ($2.50 per quarter) for each qualifying position and with respect to qualifying positions where MS serves in capacity of investment adviser on an account that is subject to “ERISA”, MS shall receive 0.05% (5 bps) annually on the aggregate assets of qualifying positions for such a/c’s.

National Investor Service Corp	Standard compensation for each class plus Networking compensations paid on a monthly basis with a combined quarter of $1.50 per quarter

Raymond James & Associates, Inc	• Standard 12b-1 fee, plus;

• $9.00 per Level 3 networked position per year or $2.25 per position per quarter, or an amount greater than $9.00 per position as previously agreed to by Credit Suisse and Raymond James

• 0.10% of an investor’s total purchase amount (the “Gross Sales”) of all “Qualifying Shares” of the Funds

	•	additional payments between 0.02% and 0.05% annually

Raymond James Financial Services, Inc.	•	Standard 12b-1 fee, plus;

	•	$9.00 per Level 3 networked position per year or $2.25 per position per quarter, or an amount greater than $9.00 per position as previously agreed to by Credit Suisse and Raymond James

	•	0.10% of an investor’s total purchase amount (the “Gross Sales”) of all “Qualifying Shares” of the Funds

	•	additional payments between 0.02% and 0.05% annually

Sungard Investment Products Inc.	0.25% for servicing fee plus 0.10% for sub-accounting fee

UBS Financial Services

Standard fees plus .05% of all sales of fund shares during a year that Agreement is in effect excluding sales of Fund shares in InsightOne, PACE, Strategic Advisor or Diversified Return Strategies and sales of money market funds, .10% of net asset value of all equity shares and .075% of the net asset value of all fixed income shares in UBS-FS accounts.  We will be billed for Networking fees at a rate of $12/year per account

Fee Arrangement for the Sale of Class A Shares With Load Waived

Dealer name	Fee Arrangement (As A Percentage Of The Fund’s Average Net Assets)
American General Ret. Services	0.50%

Fidelity Investments (FIIOC)	The following Class A funds will receive .40 bp’s on average net assets: Large Cap Value A, High Income A, Large Cap Blend A

Fiserv Trust Company

12b-1 plus 0.15% sub-TA notwithstanding the foregoing, the Distributor or Adviser will pay to Service Provider a total of (1) 12b-1 plus (2) a quarterly service fee for accounts traded under the nominee name of IMS & Co. equal on an annual basis to 0.10% of the average daily net asset value of the shares of such Fund which are owned beneficially by accounts or plans managed by Assetmark Investment Services, Inc.

GE Financial Trust Company	The 12b-1 fees as set forth in the prospectus, plus Sub TA fees of .10%

GWFS Equities, Inc.	0.50%

J.P. Morgan Retirement Plan Services LLC	0.45%

Mercer HR Outsourcing LLC	0.50%

MetLife Securities, Inc.

0.25% and an additional 0.15% for equity funds, and an additional 0.15% for fixed income funds following the first twelve months of investment; plus a monthly “finders fee” according to the following schedule: 1.00% on the first $3,000,000; 0.50% on $3,000,001 to $50,000,000; 0.25% above $50,000,000

MSCS Financial Services LLC	standard 12b-1 of 0.25% plus a sub-transfer agency fee equal to 0.20% of the average daily net assets of Class A fund shares held by or on behalf of Service Organization’s customers

National Financial Services

0.35+ additional .10 for assets under Retirement FundsNetwork plus annual maintenance fee per Fund (based on December brokerage month end assets): $4500 (<$2.5 million). $3000 ($2.5 - $5.0 million), and $0 (>$5.0 million).

NYLIM Service Company LLC	0.40%

Princeton Retirement Group (formerly known as AMVESCAP Retirement, Inc)

0 .50%, provided, however, that the rate of fee will be 0.25% with respect to the Class A shares of any Credit Suisse Fund for which a fee of 0.25% is payable to the Clearing Broker other than GPC Services

Prudential Investment Management Services LLC	0.30%

Wachovia Bank, NA	0.50%

Wachovia Securities, LLC	0.30%

Charles Schwab & Co.	0.40%

Fee Arrangements with Merrill Lynch, Pierce, Fenner & Smith Incorporated (“MLPF&S”)

Class A, B and C, Common and Advisor Classes

In addition to the standard commissions, service fee and/or asset-based sales charges payable pursuant to applicable Rule 12b-1 plans, the following fees apply with respect to the classes set forth below:

•                  One-time account set-up fee of $50,000.

•                  Class A, B or C Shares:

•                  A monthly fee of 0.25% of total new gross sales of shares of the Funds;*

•                  An annual fee of 0.10% of the value of Fund shares held by customers for more than one year;*

•                  An annual fee in respect of each customer account holding such Fund shares, any time during a calendar year (other than ERISA Accounts), of an amount equal to the sum of (a) $16 per front-end load Fund (Class A shares), (b) $19 per back-end load Fund (Class B shares) during the CDSC period and $16 thereafter and (c) $19 per level load Fund (Class C shares) during the CDSC period and $16 thereafter; and

•                  An annual fee of 0.10% on net assets held in the ERISA Accounts.

•                  Class C Shares:

•                  Processing Fee - The processing fee will be $19.00 per each position of each Fund, which is comprised of other than front loaded shares (typically class B or class C shares).

•                  Service Fee - An amount equal to the product of twenty basis points (0.20%) and the average daily amount invested by the Plans in each Fund.

•                  Common Class (and certain Institutional) Shares:*

•                  An annual fee of 0.10% on net assets in ERISA Accounts; and,

•                  An annual fee of 0.35% on net assets held in accounts at MLPF&S (other than ERISA accounts).

•                  Advisor Class or Class A Shares (load-waived) offered to certain employee benefit plans (the “Plans”):

•                  $16 of Processing Fee annually per each position of each Fund in a Plan;

•                  A Service Fee of 0.10% and 0.20% of the average daily net asset of the Advisor Class and Class A shares, respectively; and

•                  With respect to the Fund shares held by Plans through the “Investment Only Trading Platform,” a fee of 0.10% of the average daily net assets.

*The following fees shall not apply to sales of Common Class shares and Class A shares for which a front-end sales charge is waived until such time as CSAMSI receives written notice from MLPF&S: (a) a monthly fee of 0.25% of total new gross sales of shares of the Funds; and (b) an annual fee of 0.10% of the value of Fund shares held by customers for more than one year.

Fee Arrangements with Pershing

Class A, B and C, Common and Advisor Classes

•                  Pershing is paid standard commissions and service fees with respect to retail Class A, B and C shares described in applicable prospectuses, some or all of which, in turn, are payable to correspondent brokers thereof.

•                  Pershing is paid an annual fee of $6.00 for each shareholder of each fund to reimburse for sub-accounting expenses for certain accounts traded through the National Securities Clearing Corporation (“NSCC”).

•                  Under the “Clearance-Fee-Waiver-Program,” Pershing is paid the following compensation with respect to retail Class A, B and C shares: (a) for shares purchased through AXA Advisors and the Credit Suisse First Boston Private Client Services Group, 0.10% on monthly net purchases with respect to the Credit Suisse Funds; and (b) for shares sold through all other correspondent broker-dealers, 0.125% on monthly net purchases with respect to the Credit Suisse Funds.

•                  Under the “FundVest Program,” Pershing is paid the following compensation: (a) 0.35% of average daily net assets in Common Class shares and 0.10% of average daily net assets in Class A (load waived) shares

•                  Under the “FundVest Institutional Program,” Pershing is or will be paid the following compensation with respect to Class A (load waived) shares: (a) 0.15% of average daily net assets.

•                  With respect to Cash Reserve Fund, Pershing is paid the following compensation with respect to Class A shares: (a) 0.10% of average daily net assets; and (b) a $0.65 fee per shareholder statement.

Credit Suisse Institutional Money Market Fund, Inc.

With respect to the Credit Suisse Institutional Money Market Fund, Pershing is paid (a) distribution fees of 0.10% and 0.25% of average daily net assets of Class B and Class C shares of the Fund, respectively; and (b) a fee of 0.10% of average daily net assets of Class A shares of the Fund for which Pershing performs shareholder servicing and (c) a fee of 0.05% of average daily net assets of Class B and Class C Shares of the Fund for which Pershing performs shareholder servicing.

Fee Arrangements with Sungard Institutional Brokerage Inc.

Credit Suisse Institutional Money Market Fund, Inc.

With respect to the Credit Suisse Institutional Money Market Fund, Sungard Institutional Brokerage Inc. is paid a fee of 0.04% of average daily net assets of the Fund for which Sungard Institutional Brokerage Inc. performs shareholder servicing.  As consideration for the services SIBI provides with respect to pre-existing accounts, SIBI is paid annual sum of 0.01% of the average daily net assets held in pre-existing accounts.

Fee Arrangements with Mellon Bank, N.A.

Credit Suisse Institutional Money Market Fund Inc. – Prime Portfolio

Mellon Bank, N.A. shall receive a fee equal to 0.05% per annum of the average daily net assets of Fund shares held on behalf of the clients in an account for which Mellon Bank, N.A. is providing shareholder servicing.

Fee Arrangements with

Fidelity Brokerage Services LLC and National Financial Services LLC

Common Class

•                  Start Up Fee:    $15,000 (Waived if Fund/Agent has already paid a one time Start Up Fee to NFS)

•                  CUSIP Addition Fee:  $6,000 per CUSIP not already available on Fidelity’s computer system as of the execution date of this amendment, which are added to the transaction fee program;

$0.00 per CUSIP not already available on Fidelity’s computer system as of the execution date of this amendment which are added to the No Transaction Fee program

•                  Asset Based Fee:

(a)           For the services provided by Fidelity hereunder, Fund/Agent shall pay to NFS a fee with respect to each Fund equal to 0.35 percent per annum of the daily market value of the total number of shares of such Fund held in accounts at NFS, excluding the value of (i) shares held in a brokerage account prior to the effective date of the Agreement as to the Fund issuing such shares (“Pre-Participating Assets”) and (ii) shares first placed or purchased in a brokerage account after the termination of the Agreement as to the Fund/Agent issuing such shares.  The total number of shares of all Funds with respect to which a fee will be due to Fidelity hereunder shall be referred to in this Exhibit A as “Participating Assets”.

•                  Maintenance Fees:

(a)          Networking Fees:  For each Fund which participates in the NSCC Fund/SERV networking level 3 system, Fund/Agent shall pay to NFS:

(i)                                     an annual networking per position maintenance fee subject to the tiered structure below for each separate Fund position held in any customer account of Fidelity or Correspondent.

Position Levels*	Per Position Fee (annual)
500,000+	$10.00 ($2.50 quarterly)
250,000-500,000	$11.00 ($2.75 quarterly)
0-250,000	$12.00 ($3.00 quarterly)

*Position levels include all eligible NTF and transaction fee positions

Each separate Fund position that is considered in the calculation of the 0.35 percent per annum Asset Based Fee paid to NFS is not subject to the Networking Per Position Fee; and

(ii)                                 effective July 1, 2006, a $500.00 monthly minimum maintenance fee per Fund.  NFS will not charge Fund/Agent the $500.00 Monthly Minimum

Fee for any Fund if the average assets per Fund exceeds $3.5 million (as measured by dividing the total market value of all Fund shares subject to this Agreement as of the current month-end by the total number of Funds subject to this Agreement).  The Monthly Minimum Fee will be reduced by the amount of Asset Based Fees or Per Position Fees that are generated during the same period.

Or

(b)         Effective July 1, 2006 – Omnibus Fees for Transaction Fee Funds

(i)                                    For each Transaction Fee Fund which does not participate in the NSCC Fund/SERV networking level 3 system, Fund/Agent shall pay to NFS an annual Transaction Fee Fund per position maintenance fee subject to the tiered structure below for each separate Fund position held in any customer account of Fidelity or Correspondent

Position Levels	Per Position Fee (annual)
500,000+	$14.00 ($3.50 quarterly)
250,000-500,000	$15.00 ($3.75 quarterly)
0-250,000	$16.00 ($4.00 quarterly)

(ii)                                 a $500.00 monthly minimum maintenance fee per Fund.  NFS will not charge Fund/Agent the $500.00 Monthly Minimum Fee for any Fund if the average assets per Fund exceeds $3.5 million (as measured by dividing the total market value of all fund shares subject to the Agreement as of the current month-end by the total number of Funds subject to the Agreement).  The Monthly Minimum Fee will be reduced by the amount of Per Position Fees that are generated during the same period.

Or

(c)          Effective July 1, 2006 – Omnibus Fees for No Transaction Fee Funds

Each No Transaction Fee Fund which does not participate in the NSCC Fund/SERV networking level 3 system will be subject to a per Fund monthly minimum maintenance fee of $1,000.00.  NFS will not charge Fund/Agent the $1,000.00 NTF Monthly Minimum Fee for any Fund if the average assets per Fund exceed $3.5 million (As measured by dividing the total market value of all Fund shares subject to this Agreement as of the current month-end by the total number of Funds subject to this Agreement).  The NTF Monthly Minimum Fee will be reduced by the amount of the Asset Based Fee generated during the same period.

Fee Arrangements with Bear Stearns Securities Corp.

Credit Suisse Institutional Money Market Fund Inc. – Prime & Government Portfolios

Bear Stearns Securities Corp. shall receive a fee equal to 0.05% per annum of the average daily net assets of Fund shares held by Customers for which Bear Stearns Securities Corp. provides shareholder servicing.

Fee Arrangements with Merriman Curhan Ford & Co.

Credit Suisse Institutional Money Market Fund Inc. – Prime Portfolio

Merriman Curhan Ford & Co. shall receive a fee equal to 0.05% per annum of the average daily net assets of Fund shares held by Customers for which Merriman Curhan Ford & Co provides shareholder servicing.

Fee Arrangements with J.M. Lummis Securities

Credit Suisse Institutional Money Market Fund Inc. – Prime Portfolio

J.M. Lummis Securities shall receive a fee equal to 0.05% per annum of the average daily net assets of Fund shares held by Customers for which J.M. Lummis Securities provides shareholder servicing.

Fee Arrangements with TRACS Financial LLC

Credit Suisse Institutional Money Market Fund Inc. – Prime Portfolio

TRACS Financial LLC shall receive service fees based upon the aggregate monthly average net assets of the Fund(s) held by customers for which TRACS Financial provides services, based on the following breakpoints:

$0 - $100MM	0.02% annualized
$101MM - $250MM	0.0225%
$251MM - $500MM	0.0250%
$501MM - $750MM	0.0275%
$751MM+	0.0300%